EXHIBIT 99.2

Regency Centers Corporation

March 31, 2011

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At March 31, 2011, Regency’s total market capitalization was $6.2 billion.

As of March 31, 2011, the Company owned 396 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 52.9 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is more $94,000, 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into its centers. In addition, 79% of the portfolio is leased to national and regional retailers. The quality of the tenant base and the strength of the Company’s tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 204 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the first quarter of 2011, Regency had 30 projects under development for an estimated total investment at completion of $531.3 million. These in-process developments are 94% funded and 83% leased (91% leased and committed, including tenant-owned square footage).

Regency employs a capital recycling strategy to continue to improve the overall quality of the portfolio. The disposition of assets and an industry-leading co-investment partnership program are integral components of this strategy. The co-investment partnerships provide an embedded market for developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund $9.5 billion in investments.

Regency has centers located in the top markets in the country and has 17 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended March 31, 2011. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Regency Centers Corporation

Press Release

www.RegencyCenters.com	CONTACT: LISA PALMER
(904) 598-7636

REGENCY CENTERS REPORTS FIRST QUARTER RESULTS

First Quarter Recurring FFO per Share of $0.59

Jacksonville, Fla. (May 4, 2011) — Regency Centers Corporation announced today financial and operating results for the quarter ended March 31, 2011, subject to completion of the accounting review of its Non-Qualified Deferred Compensation Plan as described below. The Company’s net income is subject to change based upon the completion of its review; however, the Company does not anticipate any change to its FFO or Recurring FFO.

Earnings and Operations

Regency reported Recurring Funds From Operations (FFO) for the first quarter of $51.0 million, or $0.59 per diluted share, compared to $52.3 million and $0.63 per diluted share for the same period in 2010.

Regency reported net income attributable to common stockholders for the quarter of $2.2 million, or $0.02 per diluted share, compared to $11.4 million and $0.14 per diluted share for the same period in 2010. During the quarter, the Company recorded a $4.6 million impairment on our interest in a development joint venture.

Funds From Operations (FFO) for the first quarter was $48.1 million, or $0.56 per diluted share. For the same period in 2010, the Company reported FFO of $48.6 million and $0.58 per diluted share.

Regency reports FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT) as a supplemental operating performance measure. The Company considers this a meaningful performance measurement in the Real Estate Investment Trust industry. Regency also reports Recurring FFO as FFO excluding the impact of gains from the sale of development projects and outparcels, net of related taxes and dead deal costs, provisions for impairment, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, transaction fees and promotes and other non-core items.

For the three months ended March 31, 2011, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 92.0%

•	Percent leased, all properties: 91.3%

•	Increase in same property net operating income (NOI) over the same period last year, excluding termination fees: 0.6%

•	Decline in same property NOI over the same period last year: (1.6%)

•	Same space rental rate decline on a cash basis for spaces vacant less than 12 months: (1.0%)

•	Same space rental rate decline on a cash basis: (4.9%)

•	Leasing transactions (wholly owned properties and 100% of co-investment partnerships): 360 new and renewal lease transactions for a total of 1.3 million square feet

Accounting Treatment for Non-Qualified Deferred Compensation Plan

The Company maintains a non-qualified deferred compensation plan (“NQDCP”). This plan allows select employees and directors to defer part or all of their salary, cash bonus, and vested restricted stock awards. All contributions to the participants’ accounts vest immediately. In accordance with the terms of the NQDCP, all deferred salary, bonus and stock have been placed in a Rabbi trust. The assets in the Rabbi trust remain subject to the claims of creditors of the Company and are not the property of the participant. The NQDCP has 21 investment choices that mirror the choices of the Company’s 401(k) and profit sharing plan, which includes mutual funds and the Regency Centers common stock fund.

In preparing its financial statements as of and for the three months ended March 31, 2011, the Company identified an error related to the accounting for its NQDCP. The Company determined that it did not properly account for the investment assets and the Company’s common stock held in the Rabbi trust on the Consolidated Balance Sheets, as well as the realized and unrealized gains and losses within the consolidated statements of operations. The issue relates to mark-to-market accounting on stock awards that were deferred into the NQDCP. The Company is still reviewing the accounting treatment for the NQDCP and expects to recognize further non-cash adjustments to net income. The Company’s net income is subject to change based upon the completion of its review; however, the Company does not anticipate any change to its FFO or Recurring FFO. The Company will file its Form 10-Q as soon as it has finalized its review.

Investments

Dispositions and Acquisitions

During the quarter, one co-investment operating property was sold at a gross sales price of $10.7 million. Regency’s share of the sales price was $4.3 million. Also, Regency sold two out parcels at a gross sales price of $1.4 million.

Development

Two projects were started during the quarter with estimated net development costs of $13.8 million and a completion yield of 9.1%. One project was completed during the quarter, representing $2.7 million of net development costs. At March 31, 2011, the Company had 30 projects under development with estimated net development costs of $531.3 million. The in-process developments are 94% funded and 83% leased.

Capital Markets

Co-investment Partnerships

During the quarter, the California State Teachers’ Retirement System (CalSTRS) committed an additional $100.0 million of equity to RegCal, LLC, an existing partnership between Regency and CalSTRS. This increased CalSTRS’ total commitment to the partnership to $185.0 million and extended the investment period through the end of 2013. Concurrently, Regency increased its commitment to nearly $62.0 million as required to maintain its 25% ownership interest in the partnership.

Effective May 1, 2011, Regency redeemed its approximate 16% interest in MCW-Regency-Desco, LLC. The Redemption Agreement allowed for a distribution-in-kind of the portfolio assets, with Regency receiving 100% ownership interest in four properties. The assets were divided using the selection process provided by the Partnership Operating Agreement. This process included a one-for-one selection rotation, with Regency selecting first, until the value of the properties selected, as agreed upon by the partnership members, exceeded Regency’s existing ownership interest. All four of the assets selected by Regency are located in the St. Louis market. Also as part of the redemption agreement, Regency received an approximate $5.0 million termination fee at closing and will continue to earn fees through 2011 for services over this time period.

Partnership Financings

Subsequent to quarter end, Regency and Global Retail Investors, LLC (GRI) closed on $340.0 million of mortgage financing secured by 20 assets in its GRI partnership to refinance a portion of the partnership’s $430.4 million of secured debt that was set to mature in mid-2011. The new secured debt provides a weighted average interest rate of 4.9% over a weighted average 11-year term and is interest-only for the first year. The aggregate loan amount represents approximately 59.9% of the combined property values that secure the mortgage loan.

Dividend

On May 2, 2011, the Board of Directors declared a quarterly cash dividend of $0.4625 per share, payable on June 1, 2011 to shareholders of record on May 18, 2011. The Board also declared a quarterly cash dividend of $0.46563 per share of Series 3 Preferred stock, payable on June 30, 2011 to shareholders of record on June 1, 2011; a quarterly cash dividend of $0.45313 per share of Series 4 Preferred stock, payable on June 30, 2011 to shareholders of record on June 1, 2011; and a quarterly cash dividend of $0.41875 on the Series 5 Preferred stock, payable on June 30, 2011 to shareholders of record on June 1, 2011.

Conference Call

In conjunction with Regency’s first quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Thursday, May 5 at 10:00 a.m. EDT on the Company’s web site www.RegencyCenters.com. If you are unable to participate during the live webcast, the call will also be archived on the web site.

The Company has published additional forward-looking statements in its first quarter 2011 supplemental information package that may help investors estimate earnings for 2011. A copy of the Company’s first quarter 2011 supplemental information will be available on the Company's web site at www.RegencyCenters.com or by written request to Diane Ortolano, Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the information provided for the quarter ended March 31, 2011. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Reconciliation of Net Income Attributable to Common Stockholders to Funds From Operations and Recurring Funds From Operations—Actual

For the Periods Ended March 31, 2011 and 2010	Three Months Ended		Year to Date
	2011	2010	2011	2010

Net income attributable to common stockholders	$2,185,400	$11,399,425	$2,185,400	$11,399,425
Adjustments to reconcile to Funds from Operations:
Depreciation expense - consolidated properties	29,807,930	26,387,275	29,807,930	26,387,275
Depreciation and amortization expense - uncons properties	11,340,868	13,203,559	11,340,868	13,203,559
Consolidated JV partners’ share of depreciation	(134,591)	(137,951)	(134,591)	(137,951)
Amortization of leasing commissions and intangibles	4,380,464	3,885,633	4,380,464	3,885,633
Gain on sale of operating properties, including JV’s	(19,407)	(7,194,648)	(19,407)	(7,194,648)
Unrealized gain on REG shares in deferred compensation trust	547,875	969,545	547,875	969,545
Non-controlling interest of exchangeable partnership units	12,744	93,861	12,744	93,861

Funds From Operations	48,121,283	48,606,699	48,121,283	48,606,699

Dilutive effect of share-based awards	(224,824)	(190,868)	(224,824)	(190,868)

Funds From Operations for calculating Diluted FFO per Share	$47,896,459	$48,415,831	$47,896,459	$48,415,831

Funds From Operations	$48,121,283	$48,606,699	$48,121,283	$48,606,699
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax, including JV’s	(1,724,633)	(231,303)	(1,724,633)	(231,303)
Provisions for impairment, including JV’s	4,580,000	3,613,131	4,580,000	3,613,131
Provisions for hedge ineffectiveness	—	343,459	—	343,459
Loss on early debt extinguishment	(23,139)	—	(23,139)	—

Recurring Funds From Operations	50,953,511	52,331,986	50,953,511	52,331,986

Dilutive effect of share-based awards	(224,824)	(190,868)	(224,824)	(190,868)

Recurring Funds From Operations for calculating Diluted Recurring FFO per Share	$50,728,687	$52,141,118	$50,728,687	$52,141,118

Weighted Average Shares For Diluted FFO per Share	85,358,476	82,780,272	85,358,476	82,780,272

Reported results are preliminary and not final until the filing of our Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Regency Centers Corporation (NYSE: REG)

Regency is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At March 31, 2011, the Company owned 396 retail properties, including those held in co-investment partnerships. Including tenant-owned square footage, the portfolio encompassed 52.9 million square feet located in top markets throughout the United States. Since 2000 Regency has developed 204 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

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Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Table of Contents

March 31, 2011

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	9

Summary of Consolidated Debt	10

Summary of Unsecured Public Debt Covenants	11

Summary of Preferred Units and Stock	12

Investment Activity:

Acquisitions, Dispositions and Development Sales	13

Development Information	15

Co-investment Partnerships:

Unconsolidated Investments	17

Unconsolidated Balance Sheets	18

Unconsolidated Statements of Operations	20

Summary of Unconsolidated Debt	22

Real Estate Information:

Leasing Statistics	23

Average Base Rent by State	25

Portfolio Summary Report by State	27

Significant Tenant Rents	34

Lease Expiration Schedule	36

Forward-Looking Information:

Earnings and Valuation Guidance	38

Reconciliation of FFO to Net Income	39

Highlights

March 31, 2011

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended March 31, 2011, same property NOI declined 1.6%. When excluding termination fees, same property NOI increased 0.6%. Same property percent leased was 92.0%. Rental lease spreads declined 4.9% or 1.0% for spaces vacant less than 12 months.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended March 31, 2011, same property NOI declined 1.5%. When excluding termination fees, same property NOI increased 0.5%. Same property percent leased was 92.6%. Rental lease spreads declined 5.2% or 1.5% for spaces vacant less than 12 months.

Leasing Activity

During the quarter, 1.3 million square feet of GLA was renewed or newly leased through 360 leasing transactions.

Financial Results

Recurring Funds From Operations for the quarter was $51.0 million, or $0.59 per diluted share. Funds From Operations for the quarter was $48.1 million, or $0.56 per diluted share. Net income attributable to common stockholders for the quarter was $2.2 million, or $0.02 per diluted share.

Development Activity

At quarter end, Regency had 30 projects in process for an estimated net development cost of $531.3 million, an expected return at completion of 5.4% and an expected return at stabilization of 6.8%.

For more information on this development activity, please see page 15.

Acquisition & Disposition Activity

During the first quarter, Regency:

•	Sold one co-investment operating property at a gross sales price of $10.7 million and a cap rate of 12.2%. Regency’s share of the sales price was $4.3 million.

For more information on these acquisitions & dispositions, please see pages 13-14

Definitions

March 31, 2011

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and if sold any related gains are included in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following completion.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Recurring Funds From Operations (Recurring FFO): Recurring FFO is defined as funds from operations excluding the impact of gains from the sale of development and outparcels, net of related taxes and dead deal costs, provisions for impairment, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, non-recurring transaction fees and promotes, and other one-time items.

Summary Financial Information

March 31, 2011

Financial Results	Three Months Ended		Year to Date
	2011	2010	2011	2010
Net income (loss) attributable to common stockholders	$2,185,400	$11,399,425	$2,185,400	$11,399,425

Basic EPS	$0.02	$0.14	$0.02	$0.14

Diluted EPS	$0.02	$0.14	$0.02	$0.14

Diluted EPS per share growth rate	-85.7%		-85.7%

Funds from Operations for common stockholders	$48,121,283	$48,606,699	$48,121,283	$48,606,699

FFO per share - Diluted	$0.56	$0.58	$0.56	$0.58

Diluted FFO per share growth rate	-3.4%		-3.4%

Recurring Funds from Operations for common stockholders	$50,953,511	$52,331,986	$50,953,511	$52,331,986

Recurring FFO per share - Diluted	$0.59	$0.63	$0.59	$0.63

Diluted Recurring FFO per share growth rate	-6.3%		-6.3%

Dividends paid per share and unit	$0.463	$0.463	$0.463	$0.463

Payout ratio of Diluted Recurring FFO per share	78.4%	73.4%	78.4%	73.4%

Interest Coverage Ratios

Interest only	3.1	2.9	3.1	2.9

Capitalized interest	$588,951	$2,079,773	$588,951	$2,079,773

Fixed Charge (Regency only)	2.5	2.4	2.5	2.4

Fixed Charge (with pro-rata share of partnerships)	2.2	2.0	2.2	2.0

Capital Information	03/31/11	YTD Change	12/31/10	12/31/09

Closing common stock price per share	$43.48	$1.24	$42.24	$35.06
Total Shareholder Return	4.0%		26.6%

Common Shares and Equivalents Outstanding	90,072,171	8,008,135	82,064,036	82,007,507

Market equity value of Common and Convertible shares (000’s)	$3,916,338	$449,953	$3,466,385	$2,875,183
Non-Convertible Preferred Units and shares (000’s)	$325,000	—	$325,000	$325,000
Outstanding debt (000’s)	$1,922,471	($171,998)	$2,094,469	$1,886,380
Total market capitalization (000’s)	$6,163,809	$277,955	$5,885,854	$5,086,563
Debt to Total Market Capitalization	31.2%	-4.4%	35.6%	37.1%

Total real estate at cost before depreciation (000’s)	$4,409,179	($8,567)	$4,417,746	$4,259,955
Total assets at cost before depreciation (000’s)	$4,720,304	$45,779	$4,674,525	$4,595,970
Debt to Total Assets before Depreciation	40.7%	-4.1%	44.8%	41.0%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	89,895,007	8,008,135	81,886,872	81,539,296
Exchangeable O.P. Units held by noncontrolling interests	177,164	—	177,164	468,211

Common Shares and Equivalents Issued and Outstanding	90,072,171	8,008,135	82,064,036	82,007,507

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Wtd Average Diluted Shares for FFO per share	85,358,476	82,780,272	85,358,476	82,780,272
Treasury method shares related to fwd equity offering included above	1,695,242	1,086,781	1,695,242	1,086,781

Summary Real Estate Information

March 31, 2011

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	3/31/11	12/31/10	3/31/10	12/31/09
Gross Leasable Area (GLA)	29,895,803	29,930,357	29,659,773	28,116,293

GLA - Same properties only	25,739,518	25,433,033	25,672,863	22,527,196

GLA including anchor-owned stores	36,038,054	36,050,765	35,754,186	34,130,227

% leased - All properties	91.3%	92.0%	91.5%	91.4%

% leased - Operating properties only	92.0%	92.8%	92.8%	93.1%

% leased - Same properties only	92.0%	92.8%	92.7%	93.3%

Average % leased - Same properties only	92.2%	92.8%	92.8%	93.3%

Rental rate growth - YTD (1)	-4.9%	-1.8%	1.1%	-2.7%

Rental rate growth for spaces vacant less than 12 months - YTD (1)	-1.0%	-0.1%	2.8%	-2.6%

Same property NOI growth - YTD	-1.6%	1.2%	-0.3%	-6.7%

Same property NOI growth without termination fees - YTD	0.6%	0.0%	-4.8%	-6.1%

Wholly Owned and 100% of Co-investment Partnerships

	3/31/11	12/31/10	3/31/10	12/31/09
Gross Leasable Area (GLA)	44,743,740	45,076,652	45,169,007	44,971,962

GLA - Same properties only	40,386,764	40,378,637	40,981,406	38,550,964

GLA including anchor-owned stores	52,863,699	53,142,005	53,208,365	53,011,320

Number of retail shopping centers	396	396	399	400

Number of centers under development (excluding expansions)	26	26	36	40

Number of grocery-anchored shopping centers	321	321	326	326

% leased - All properties	92.1%	92.6%	92.1%	92.1%

% leased - Operating properties only	92.5%	93.2%	93.0%	93.2%

% leased - Same properties only	92.6%	93.2%	92.9%	93.3%

Average % leased - Same properties only	92.7%	93.1%	93.1%	93.5%

Rental rate growth - YTD (1)	-5.2%	-2.7%	-1.5%	-2.0%

Rental rate growth for spaces vacant less than 12 months - YTD (1)	-1.5%	-0.7%	1.3%	-1.9%

Same property NOI growth - YTD	-1.5%	1.6%	-1.2%	-6.3%

Same property NOI growth without termination fees - YTD	0.5%	0.8%	-4.3%	-5.9%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

March 31, 2011 and December 31, 2010 and 2009

	2011	2010	2009
Assets
Real estate investments at cost:
Land, building and improvements	$3,386,330,039	3,378,221,458	2,993,704,413
Properties in development	614,611,542	610,932,328	920,426,744

	4,000,941,581	3,989,153,786	3,914,131,157
Less: accumulated depreciation	729,133,039	700,878,014	622,163,237

	3,271,808,542	3,288,275,772	3,291,967,920
Operating properties held for sale	—	—	19,611,481
Investments in real estate partnerships	408,237,590	428,592,272	326,211,897

Net real estate investments	3,680,046,132	3,716,868,044	3,637,791,298

Cash and cash equivalents	65,763,934	22,460,118	99,477,017
Accounts receivable, net of allowance for uncollectible accounts	26,597,447	36,599,785	40,871,064
Straight line rent receivables, net of reserves	46,814,873	45,241,286	39,292,481
Notes receivable	35,930,927	35,930,927	37,753,438
Deferred costs, net of accumulated amortization	62,634,814	63,164,623	58,376,461
Acquired lease intangible assets, net of accumulated amortization	17,401,475	18,219,347	10,007,309
Trading securities held in trust, at fair value	21,661,451	20,890,523	18,421,621
Other assets	34,320,506	35,163,886	50,237,446

Total assets	$3,991,171,559	3,994,538,539	3,992,228,135

Liabilities and Equity
Liabilities:
Notes payable	$1,922,471,007	2,084,469,325	1,886,380,298
Unsecured line of credit	—	10,000,000	—

Total notes payable	1,922,471,007	2,094,469,325	1,886,380,298
Accounts payable and other liabilities	119,430,896	136,085,855	128,970,113
Derivative instruments, at fair value	—	—	28,363,231
Acquired lease intangible liabilities, net of accumulated accretion	6,404,153	6,682,371	5,895,885
Tenants’ security and escrow deposits	10,876,032	10,790,173	10,627,805

Total liabilities	2,059,182,088	2,248,027,724	2,060,237,332

Equity:
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	898,950	818,869	815,393
Additional paid in capital, net of treasury stock	2,239,324,468	2,022,970,667	2,007,295,096
Accumulated other comprehensive loss	(78,523,610)	(80,885,436)	(49,973,134)
Distributions in excess of net income	(565,950,005)	(530,618,159)	(369,373,606)

Total stockholders’ equity	1,870,749,803	1,687,285,941	1,863,763,749

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	(826,167)	(761,705)	7,320,848
Limited partners’ interest in consolidated partnerships	12,907,858	10,828,602	11,748,229

Total noncontrolling interests	61,239,668	59,224,874	68,227,054

Total equity	1,931,989,471	1,746,510,815	1,931,990,803

Total liabilities and equity	$3,991,171,559	3,994,538,539	3,992,228,135

Ratios	2011	2010	2009
Debt to real estate assets, before depreciation	43.6%	47.4%	44.3%
Debt to total assets, before depreciation	40.7%	44.6%	40.9%
Debt to total assets, before depreciation and including prorata share of JV’s (1)	44.8%	48.1%	45.7%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	50.5%	53.8%	51.7%
Unsecured assets to total real estate assets (wholly owned only)	82.4%	81.6%	81.6%
Unsecured NOI to total NOI (wholly owned only)	81.8%	81.5%	79.5%

(1)	debt ratio would be 44.2% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended March 31, 2011 and 2010

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Real Estate Revenues:
Minimum rent	$89,381,388	86,623,172	$89,381,388	86,623,172
Percentage rent	907,207	360,110	907,207	360,110
Recoveries from tenants	24,730,648	24,181,391	24,730,648	24,181,391
Termination Fees	2,761,938	4,536,249	2,761,938	4,536,249
Other income	1,504,784	1,862,629	1,504,784	1,862,629

	119,285,965	117,563,551	119,285,965	117,563,551

Real Estate Operating Expenses:
Operating and maintenance	19,579,109	17,762,024	19,579,109	17,762,024
Provision for doubtful accounts	626,808	2,278,913	626,808	2,278,913
Real estate taxes	14,724,984	14,593,671	14,724,984	14,593,671

	34,930,901	34,634,608	34,930,901	34,634,608

Net Operating Income	84,355,064	82,928,943	84,355,064	82,928,943

Fees, Development and Outparcel Gains:
Asset management fees	1,727,126	1,407,906	1,727,126	1,407,906
Property management fees	3,962,684	3,951,771	3,962,684	3,951,771
Leasing commissions and other fees	2,168,689	1,571,033	2,168,689	1,571,033
Development gains	—	38,456	—	38,456
Gain on sale of outparcels	—	373,188	—	373,188
Dead deal and Acquisition costs	(87,741)	(154,861)	(87,741)	(154,861)
Income tax (expense) benefit on operations	76,001	(25,480)	76,001	(25,480)
Income tax benefit on provisions for impairment	1,738,568	—	1,738,568	—

	9,585,327	7,162,013	9,585,327	7,162,013

Other Operating Expense (Income):
General and administrative	15,660,617	13,735,295	15,660,617	13,735,295
Other expenses	822,003	444,824	822,003	444,824
Depreciation and amortization (including FF&E)	35,189,795	31,333,176	35,189,795	31,333,176
Interest expense, net	30,864,643	29,128,476	30,864,643	29,128,476
Gain on sale of operating properties including taxes	—	(7,194,648)	—	(7,194,648)
Unrealized gain on REG shares in deferred compensation trust	547,875	969,545	547,875	969,545
Hedge ineffectiveness	—	343,459	—	343,459

	83,084,933	68,760,127	83,084,933	68,760,127

Equity in Loss of Unconsolidated Partnerships:
Operating income (loss)	1,835,510	(278,617)	1,835,510	(278,617)
Gain on sale of operating properties	19,407	—	19,407	—
Provision for impairment - JV properties	(4,580,000)	(3,613,131)	(4,580,000)	(3,613,131)

	(2,725,083)	(3,891,748)	(2,725,083)	(3,891,748)

Net Income	8,130,375	17,439,081	8,130,375	17,439,081

Noncontrolling Interests:
Preferred units	931,248	931,248	931,248	931,248
Exchangeable operating partnership units	12,744	93,861	12,744	93,861
Limited partners’ interest in consolidated partnerships	82,192	95,756	82,192	95,756

Net Income Attributable to Noncontrolling Interests	1,026,184	1,120,865	1,026,184	1,120,865

Net Income Attributable to Controlling Interests	7,104,191	16,318,216	7,104,191	16,318,216
Preferred Stock Dividends	4,918,791	4,918,791	4,918,791	4,918,791

Net Income Attributable to Common Stockholders	$2,185,400	11,399,425	$2,185,400	11,399,425

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended March 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Reconciliation of Net income (loss) to Funds from Operations

Net income attributable to common stockholders	$2,185,400	11,399,425	$2,185,400	11,399,425
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	29,807,930	26,387,275	29,807,930	26,387,275
Depreciation and amortization - unconsolidated partnerships	11,340,868	13,203,559	11,340,868	13,203,559
Consolidated JV partners’ share of depreciation	(134,591)	(137,951)	(134,591)	(137,951)
Amortization of leasing commissions and intangibles	4,380,464	3,885,633	4,380,464	3,885,633
Gain on sale of operating properties (2)	(19,407)	(7,194,648)	(19,407)	(7,194,648)
Unrealized gain on REG shares in deferred compensation trust	547,875	969,545	547,875	969,545
Noncontrolling interest of exchangeable partnership units	12,744	93,861	12,744	93,861

Funds From Operations (1)	$48,121,283	48,606,699	$48,121,283	48,606,699

Reconciliation of FFO to Recurring FFO

Funds from operations	$48,121,283	48,606,699	$48,121,283	48,606,699
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax (2)	(1,724,633)	(231,303)	(1,724,633)	(231,303)
Provision for impairment (2)	4,580,000	3,613,131	4,580,000	3,613,131
Provision for hedge ineffectiveness	—	343,459	—	343,459
Loss on early debt extinguishment (2)	(23,139)	—	(23,139)	—

Recurring Funds From Operations (1)	$50,953,511	52,331,986	$50,953,511	52,331,986

FFO Per Share Reconciliation (Diluted):
Net income (loss) attributable to common stockholders	$0.02	$0.14	$0.02	$0.14
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization - consolidated real estate	0.35	0.31	0.35	0.31
Depreciation and amortization - unconsolidated partnerships	0.13	0.16	0.13	0.16
Amortization of leasing commissions and intangibles	0.05	0.05	0.05	0.05
Gain on sale of operating properties (2)	—	(0.09)	—	(0.09)
Unrealized gain on REG shares in deferred compensation trust	0.01	0.01	0.01	0.01

Funds From Operations	$0.56	$0.58	$0.56	$0.58

Reconciliation of FFO to Recurring FFO

Funds from operations	$0.56	$0.58	$0.56	$0.58
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax (2)	(0.02)	—	(0.02)	—
Provision for impairment (2)	0.05	0.05	0.05	0.05
Provision for hedge ineffectiveness	—	—	—	—
Loss on early debt extinguishment (2)	—	—	—	—

Funds From Operations - Recurring	$0.59	$0.63	$0.59	$0.63

(1)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 2 of this supplemental report.
(2)	Includes Regency’s pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures

For the Periods Ended March 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Additional Disclosures:

Straight-line rental income, net of reserve	$1,573,589	990,135	$1,573,589	990,135
Above- and below- market rent amortization	199,810	438,298	199,810	438,298
Pro-rata share of JV straight-line rental income, net	283,331	319,016	283,331	319,016
Pro-rata share of JV above- and below- mkt rent amortization	471,207	579,013	471,207	579,013

Debt premium amortization income	$4,924	31,966	$4,924	31,966
FFO impairment losses including pro-rata share of JV’s	4,580,000	3,613,131	4,580,000	3,613,131
Hedge ineffectiveness charged against net income	—	343,459	—	343,459
Stock based compensation expense	2,758,000	1,761,974	2,758,000	1,761,974
Capitalized direct leasing compensation costs	2,125,000	2,075,001	2,125,000	2,075,001
Capitalized direct development compensation costs	898,240	523,208	898,240	523,208

Fees earned from 3rd parties as reported for GAAP	$7,858,499	6,930,710	$7,858,499	6,930,710
Fees earned from 3rd parties, excluding REG owned portion	6,421,775	5,530,511	6,421,775	5,530,511

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):
Revenues	$132,745,321	135,218,404	$132,745,321	135,218,404
Expenses	38,937,492	39,849,812	38,937,492	39,849,812

Same property NOI	$93,807,829	95,368,592	$93,807,829	95,368,592

Capital Expenditures (non-revenue enhancing only):

Leasing commissions, including pro rata share of JV’s	$3,172,051	3,727,985	$3,172,051	3,727,985
Tenant improvements, including pro rata share of JV’s	1,494,123	1,666,699	1,494,123	1,666,699
Building improvements, including pro rata share of JV’s	1,960,606	1,333,385	1,960,606	1,333,385

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended March 31, 2011 and 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Revenues:
Minimum rent	$89,383,746	86,203,700	$89,383,746	86,203,700
Percentage rent	907,207	360,110	907,207	360,110
Recoveries from tenants and other income	28,965,084	30,583,371	28,965,084	30,583,371
Management, transaction, and other fees	7,858,499	6,930,710	7,858,499	6,930,710

Total revenues	127,114,536	124,077,891	127,114,536	124,077,891

Operating Expenses:
Depreciation and amortization	35,189,795	31,227,744	35,189,795	31,227,744
Operating and maintenance	19,575,419	17,598,175	19,575,419	17,598,175
General and administrative	15,660,617	13,735,295	15,660,617	13,735,295
Deferred compensation expense	1,292,569	1,583,320	1,292,569	1,583,320
Real estate taxes	14,702,852	14,493,028	14,702,852	14,493,028
Provision for doubtful accounts	626,252	2,338,743	626,252	2,338,743
Other expense (income)	(904,825)	606,755	(904,825)	606,755

Total operating expenses	86,142,679	81,583,059	86,142,679	81,583,059

Other Expense (Income):
Interest expense, net of interest income	30,864,643	29,128,681	30,864,643	29,128,681
Gain on sale of operating properties and properties in development	—	(790,741)	—	(790,741)
Income from deferred compensation plan	(744,694)	(613,775)	(744,694)	(613,775)
Loss on derivative instruments	—	343,459	—	343,459

Total other expense	30,119,949	28,067,624	30,119,949	28,067,624

Income before equity in loss of investments in real estate partnerships	10,851,908	14,427,208	10,851,908	14,427,208

Equity in loss of investments in real estate partnerships	(2,725,083)	(3,891,748)	(2,725,083)	(3,891,748)

Income from continuing operations	8,126,825	10,535,460	8,126,825	10,535,460

Discontinued Operations, net:
Operating income	3,550	106,397	3,550	106,397
Gain on sale of properties	—	6,797,224	—	6,797,224

Income from discontinued operations	3,550	6,903,621	3,550	6,903,621

Net income	8,130,375	17,439,081	8,130,375	17,439,081

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(931,248)	(931,248)
Exchangeable operating partnership units	(12,744)	(93,861)	(12,744)	(93,861)
Limited partners’ interests in consolidated partnerships	(82,192)	(95,756)	(82,192)	(95,756)

Net income attributable to noncontrolling interests	(1,026,184)	(1,120,865)	(1,026,184)	(1,120,865)

Net income attributable to controlling interests	7,104,191	16,318,216	7,104,191	16,318,216

Preferred stock dividends	(4,918,791)	(4,918,791)	(4,918,791)	(4,918,791)

Net income attributable to common stockholders	$2,185,400	11,399,425	$2,185,400	11,399,425

These consolidated statements of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

March 31, 2011 and December 31, 2010

Total Debt Outstanding:	3/31/11	12/31/10
Mortgage loans payable:
Fixed rate secured loans	$400,971,006	402,150,902
Variable rate secured loans	11,947,802	11,189,507
Unsecured debt offering fixed rate	1,509,552,199	1,671,128,916
Unsecured line of credit	—	10,000,000

Total	$1,922,471,007	2,094,469,325

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities(1)	Total	Weighted Average Fixed Interest Rate

2011	$3,754,351	8,494,199	20,000,000	$32,248,550	7.2%
2012	5,266,861	—	192,377,000	197,643,861	6.8%
2013	5,150,928	16,339,853	—	21,490,781	7.1%
2014	4,380,050	21,169,691	150,000,000	175,549,741	5.0%
2015	3,136,459	46,250,771	350,000,000	399,387,230	5.3%
2016	2,624,443	14,160,969	—	16,785,412	6.2%
2017	1,883,139	75,510,749	400,000,000	477,393,888	5.9%
2018	1,208,718	57,357,573	—	58,566,291	6.2%
2019	—	106,000,000	—	106,000,000	7.8%
2020	—	39,505,285	150,000,000	189,505,285	6.3%
>10 years	—	—	250,000,000	250,000,000	4.8%
Unamortized debt (discount)/premium	—	724,769	(2,824,801)	(2,100,032)

	$27,404,949	385,513,859	1,509,552,199	$1,922,471,007	5.8%

(1)	Includes unsecured public debt and unsecured line of credit. The Line is included in 2012 maturities and matures in February 2012.

Percentage of Total Debt:	3/31/11	12/31/10
Fixed	99.4%	99.7%
Variable	0.6%	0.3%

Current Average Interest Rates: (2)
Fixed	5.8%	6.4%
Variable	4.1%	5.3%
Effective Interest Rate	5.8%	6.4%

(2)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	01/25/17	11/11/14
Variable	09/18/12	03/15/14

Summary of Line of Credit, Unsecured Public Debt and Public Debt Covenants

March 31, 2011

Outstanding Line of Credit and Unsecured Public Debt:	Origination	Maturity	Rate	Balance

$600 Million Line of Credit	02/12/07	02/11/12	LIBOR + .55%	$—

Unsecured Public Debt:	12/10/01	12/12/11	7.250%	$20,000,000
	01/18/02	01/15/12	6.750%	$192,377,000
	04/01/04	04/15/14	4.950%	$150,000,000
	07/18/05	08/01/15	5.250%	$350,000,000
	06/05/07	06/15/17	5.875%	$400,000,000
	06/02/10	06/15/20	6.000%	$150,000,000
	10/07/10	04/15/21	4.800%	$250,000,000

Unsecured Public Debt Covenants:	Required	12/31/10	9/30/10	6/30/10	3/31/10

Fair Market Value Calculation Method Covenants(1)
Total Consolidated Debt to Total Consolidated Assets	≤	65%	38%	36%	36%	35%
Secured Consolidated Debt to Total Consolidated Assets	≤	40%	7%	7%	7%	7%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5	x	2.8	2.7	2.7	2.6
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%	281%	294%	292%	309%

Historical Cost Basis Covenants(1)
Total Consolidated Debt to Total Undepreciated Assets	≤	60%	45%	43%	43%	40%
Secured Consolidated Debt to Total Undepreciated Assets	≤	40%	9%	8%	8%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥	1.5x	2.8	2.7	2.7	2.6
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>	150%	236%	249%	248%	262%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company’s most recent Form 10-Q or Form 10-K filing.

(1)	For a complete listing of all Debt Covenant related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Summary of Preferred Units and Stock

March 31, 2011

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date(1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2014	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

March 31, 2011

Property Name	Co-investment Partner	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
None			—	—	—

Total			—	—	—

Unconsolidated:
Acquisitions from 3rd Parties:
None			—	—	—

Total			—	—	—

Regency Contributions:
None			—	—	—

Total			—	—	—

Total Acquisitions from 3rd Parties			—	—	—

Total Acquisitions including Regency Contributions			—	—	—

Dispositions

March 31, 2011

Date	Property Name	Co-investment Partner	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor Tenant
Consolidated:
	None			—	—	—

				—	—	—

Unconsolidated:
Mar-11	Oaks Shopping Center	GRI	Des Plaines, IL	135,005	$10,743,868	$4,297,547	12.2%	Dominick’s

				135,005	$10,743,868	$4,297,547	12.2%

	Total Dispositions			135,005	$10,743,868	$4,297,547	12.2%

	Partnership with GRI - Regency owns 40%

Development Status Report

March 31, 2011

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete(1)	Stabilized Yield	Completion Yield(2)	Completion Year Yield Qtr/Year	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
In-Process Dev Starts After 1/1/09:
Indio Towne Center-Babies/Toys	CA	Riverside-San Bernardino- Ontario	Babies “R” Us, Toys “R” Us	10/01/11	$6,001,091	$3,796,866	10.6%	10.6%	Q4 - 2011	46,827	100%	46,827	100%
Kent Place	CO	Denver-Aurora	King Soopers	10/01/12	8,765,009	4,137,940	9.3%	9.3%	Q4 - 2013	47,418	63%	47,418	63%
NorthGate Village	CO	Greeley	King Soopers	03/01/11	5,405,171	1,033,132	9.1%	9.1%	Q4 - 2013	19,376	5%	139,912	87%
Seminole Shoppes	FL	Jacksonville	Publix	09/01/10	15,259,116	1,194,969	9.8%	9.8%	Q4 - 2011	73,241	92%	73,241	92%
Market at Colonnade	NC	Raleigh-Cary	Whole Foods	03/01/11	15,579,217	3,164,582	9.1%	9.1%	Q3 - 2012	57,503	81%	57,503	81%
Shops at Stonewall Ph II	VA	Washington-Arlington- Alexandria	Dick’s Sporting Goods	11/01/11	4,995,641	4,580,160	8.7%	8.7%	Q4 - 2011	40,670	100%	40,670	100%

Total In-Process Dev Starts After 1/1/09					$56,005,246	$17,907,649	9.4%	9.4%		285,035	82%	405,571	87%

In-Process Dev Starts Prior to 1/1/09:
Shoppes at Fairhope Village	AL	Mobile	Publix	07/01/09	16,671,593	11,907	7.1%	5.7%	Q2 - 2012	84,740	78%	84,740	78%
Applegate Ranch Shopping Center	CA	Merced	Wal-Mart, Target	08/01/08	37,815,400	(419,083)	5.0%	3.4%	Q2 - 2011	144,444	75%	464,136	92%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	11/01/09	32,392,195	1,287,281	4.4%	3.7%	Q4 - 2012	216,846	91%	216,846	91%
Indio Towne Center	CA	Riverside-San Bernardino- Ontario	WinCo Foods	09/01/08	41,343,122	1,259,317	5.4%	2.9%	Q4 - 2011	132,678	59%	368,512	85%
Jefferson Square	CA	Riverside-San Bernardino- Ontario	Fresh & Easy	10/01/11	9,356,119	(2,016,416)	5.5%	2.7%	Q2 - 2012	38,013	75%	38,013	75%
Paseo Del Sol	CA	Santa Barbara-Santa Maria- Goleta	Whole Foods	10/01/09	32,439,776	2,409,502	6.4%	6.4%	Q3 - 2012	49,680	77%	49,680	77%
Plaza Rio Vista	CA	Riverside-San Bernardino- Ontario	Stater Bros.	05/01/08	18,820,953	449,398	7.2%	4.0%	Q2 - 2011	67,622	85%	67,622	85%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	(1,140,769)	8.1%	5.8%	Q4 - 2011	94,090	81%	94,090	81%
Shops at Quail Creek	CO	Boulder	King Soopers	05/01/09	7,297,975	265,952	11.4%	11.0%	Q2 - 2012	37,585	80%	137,429	94%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	6,709,434	(25,589)	8.1%	8.1%	Q3 - 2011	10,763	87%	108,928	99%
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	14,203,045	(4,034,497)	7.1%	4.5%	Q1 - 2013	69,679	88%	69,679	88%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg- Clearwater	Kohl’s	10/01/08	8,891,780	(264,575)	6.5%	3.2%	Q4 - 2011	108,434	92%	108,434	92%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg- Clearwater	Target	08/01/09	7,670,562	506,440	3.0%	1.7%	Q3 - 2012	9,451	44%	151,649	97%
Walton Towne Center	KY	Cincinnati-Middletown	Kroger	11/01/08	6,453,406	(699,864)	7.7%	4.6%	Q4 - 2011	23,186	82%	139,618	97%
Shops at Saugus	MA	Boston-Cambridge-Quincy	PetSmart, La-Z-Boy	08/01/08	35,701,401	457,345	6.6%	6.3%	Q2 - 2011	90,055	92%	90,055	92%
Village at Lee Airpark (f.k.a. Village at Lee Airport)	MD	Baltimore-Towson	Giant	11/01/10	23,170,959	2,149,873	8.3%	8.0%	Q4 - 2013	87,548	92%	87,548	92%
State Street Crossing	MI	Ann Arbor	Wal-Mart	10/01/09	7,792,326	(1,424,737)	6.5%	1.4%	Q2 - 2011	21,049	60%	168,540	95%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	03/01/11	8,361,114	(1,601,459)	7.0%	6.4%	Q4 - 2012	65,150	85%	65,150	85%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	03/01/09	82,389,005	2,683,917	5.3%	3.6%	Q1 - 2012	330,907	89%	463,267	92%
Lower Nazareth Commons	PA	Allentown-Bethlehem- Easton	Target, Sports Authority	08/01/09	26,932,959	(882,270)	6.8%	6.8%	Q3 - 2012	65,367	98%	198,367	99%
Hickory Creek Plaza	TX	Dallas-Fort Worth- Arlington	Kroger	02/01/09	9,875,605	274,677	8.3%	7.7%	Q4 - 2011	28,134	78%	109,398	94%
Waterside Marketplace	TX	Houston-Baytown- Sugar Land	Kroger	10/01/09	5,767,371	137,229	11.1%	11.1%	Q4 - 2011	24,858	93%	147,858	99%

Total In-Process Consolidated Dev Starts Prior to 1/1/09					$456,353,251	$(616,422)	6.3%	4.9%		1,800,279	84%	3,429,559	91%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	16,899,689	(1,096,806)	10.0%	7.0%	Q3 - 2011	90,041	78%	90,041	78%
Shoppes at Bartram Park - Phase III	FL	Jacksonville	Publix	10/01/04	2,034,206	(653,144)	12.3%	9.2%	Q1 - 2012	14,639	30%	33,639	70%

Total In-Process Unconsolidated Dev Starts Prior to 1/1/09					$18,933,895	$(1,749,951)	10.3%	7.2%		104,680	71%	123,680	76%

Total In-Process Developments		30			$531,292,392	$15,541,277	6.8%	5.4%		2,189,994	83%	3,958,810	91%

Completions:
Airport Crossing	IN	Chicago-Naperville-Joliet	Kohl’s	10/01/07	2,684,960	(675,067)	6.0%	2.7%	Q1 - 2011	11,924	78%	101,835	97%

Total Completed(4)		1			$2,684,960	$(675,067)	6.0%	2.7%		11,924	78%	101,835	97%

Notes:

New starts for the quarter are in bold and shaded.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The yield at completion, no later than 3 years from last company owned anchor open date or 4 years from sitework start date.
(3)	The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds is estimated to be 6.3% (in-process) and 6.0% (completions).
(4)	All completed projects are consolidated.

Projected Development Funding, Completions and Land Held

March 31, 2011

In-Process Developments Projected Funding (1)

($ Thousands)

Q2 2011E	Q3 2011E	Q4 2011E	2012+E

$4,000 - $8,000	$1,500 - $4,500	$(500)(2) - $1,500	$5,000 - $6,000

Estimated Development Completion Schedule

($ Thousands)

	Completed(3)	Q2 2011E	Q3 2011E	Q4 2011E	2012+E

Net Dev. Costs:	$452,352	$106,800 - $110,000	$16,800 - $55,330	$83,715 - $91,985	$265,000 - $305,000

Land Held for Future Development (4)

($ Thousands)

# of Projects	Net Development Costs To Date
15	$95,562

(1)	Net Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Negative amount due to expected outparcel proceeds.
(3)	Development properties already completed but not yet sold.
(4)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments

March 31, 2011

						Regency
Co-investment Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 3/31/11	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	Various	29	3,484,782	$576,258,922	$313,517,116	20.00%	$62,703,423	$29,076,465	$359,157
(JV-CCV)	Cameron Village	1	554,738	106,027,806	47,300,000	30.00%	14,190,000	17,511,442	137,427

		30	4,039,520	682,286,728	360,817,116

GRI
(JV-GRI)	Various	82	10,271,190	2,024,431,405	1,107,765,894	40.00%	443,106,358	260,402,181	1,176,606

Charter Hall Retail REIT
(JV-M3)	Various	4	376,174	62,644,805	44,070,000	24.95%	10,995,465	(40,935)	(54,920)

Charter Hall Retail REIT and
(JV-D)	Various	32	2,732,377	360,497,868	179,686,054	16.35%	29,383,947	18,995,061	(274,897)

CalSTRS
(JV-RC)	Various	8	956,824	181,031,092	87,158,644	25.00%	21,789,661	19,252,798	63,297

Regency Retail Partners
(JV-RRP)	Various	9	1,540,506	339,302,978	208,012,305	20.00%	41,514,053	17,206,554	37,913

USAA
(JV-USA)	Various	8	809,079	131,852,281	66,924,500	20.01%	13,390,254	3,605,528	(16,359)

Publix
(JV-O)	Shoppes at Bartram Park	1	119,958	20,641,537	—	50.00%	—	10,279,757	88,967
(JV-O)	Valleydale Village	1	118,466	10,462,527	—	50.00%	—	4,927,073	41,041
(JV-O)	Pebblebrook and Lynnhaven	2	140,638	24,438,804	—	50.00%	—	10,697,629	136,844
(JV-O)	Queensborough	1	82,333	4,276,498	—	50.00%	—	2,936,995	61,227
(JV-O)	Canopy Oak Center	1	90,041	17,608,275	—	50.00%	—	9,260,524	89,541

		6	551,436	77,427,641	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,556,697	—	50.00%	—	4,830,921	(46,359)
(JV-O)	White Oak Marketplace (1)	—	—	11,905,877	—	50.00%	—	5,963,622	(15,772)
(JV-O)	Indian Springs Center	1	136,625	18,040,521	26,742,122	50.00%	13,371,061	(4,129,659)	92,174

		1	136,625	39,503,095	26,742,122

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,436,553	8,781,632	50.00%	4,390,816	(2,538,366)	(4,600,970)

		180	21,413,731	$3,911,414,446	$2,089,958,267		$654,835,038	$408,237,590	$(2,725,083)

(1) Land held for future development
Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers in Unconsolidated Partnerships								$541,383,186
less: APB 18 Impairment recorded at Regency Centers								(13,330,000)
less: Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers								(41,613,273)
less: Net book equity in excess of purchase price for 15% buy-up in JV-GRI								(78,202,322)

Regency Centers’ Investment in Real Estate Partnerships								$408,237,590

Unconsolidated Balance Sheets

March 31, 2011 and December 31, 2010

	2011	2010
Assets
Real estate, at cost	$4,196,469,938	$4,205,321,979
Less: accumulated depreciation	591,752,115	565,801,328

	3,604,717,823	3,639,520,651
Properties in development	39,340,237	41,814,619

Net real estate investments	3,644,058,060	3,681,335,270

Cash and cash equivalents	44,651,313	61,387,146
Accounts receivable, net of allowance for uncollectible accounts	25,797,594	37,164,261
Straight line rent receivable, net of reserves	34,933,025	32,262,316
Deferred costs, less accumulated amortization	31,219,467	30,713,536
Acquired lease intangible assets, net	113,850,324	120,162,709
Other assets	11,689,141	14,866,754
Regency only assets (1)	5,215,522	5,229,894

Total assets	$3,911,414,446	$3,983,121,886

Liabilities and Equity
Liabilities:
Notes payable	$2,089,958,267	$2,117,694,714
Accounts payable and other liabilities	61,701,251	60,781,412
Tenants’ security and escrow deposits	8,525,722	8,448,349
Acquired lease intangible liabilities, net	72,133,975	75,551,209

Total liabilities	2,232,319,215	2,262,475,684

Equity:
Equity - Regency Centers	541,383,186	557,374,488
Equity - Third parties	1,137,712,045	1,163,271,714

Total equity	1,679,095,231	1,720,646,202

Total Liabilities and Equity	$3,911,414,446	$3,983,121,886

(1)	Capitalized development costs

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

March 31, 2011 and December 31, 2010

	2011	2010
Assets
Real estate, at cost	$1,334,072,164	$1,338,374,799
Less: accumulated depreciation	197,128,467	189,226,139

	1,136,943,697	1,149,148,660
Properties in development	19,497,902	19,882,852

Net real estate investments	1,156,441,599	1,169,031,512

Cash and cash equivalents	13,283,213	20,859,552
Accounts receivable, net of allowance for uncollectible accounts	8,329,288	11,515,022
Straight line rent receivable, net of reserves	11,201,803	10,260,756
Deferred costs, less accumulated amortization	10,185,128	10,019,998
Acquired lease intangible assets, net	29,129,927	30,918,136
Other assets	4,454,772	5,565,168
Regency only assets (1)	5,215,522	5,229,897

Total assets	$1,238,241,252	1,263,400,041

Liabilities and Equity
Liabilities:
Notes payable	$654,835,038	$663,055,241
Accounts payable and other liabilities	20,581,451	20,471,567
Tenants’ security and escrow deposits	2,794,352	2,784,264
Acquired lease intangible liabilities, net	18,647,225	19,714,481

Total liabilities	696,858,066	706,025,553

Equity:
Equity - Regency Centers	541,383,186	557,374,488

Total Liabilities and Equity	$1,238,241,252	$1,263,400,041

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations

For the periods ended March 31, 2011 and December 31, 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010

Revenues:
Minimum rent	$80,722,299	81,412,379	$80,722,299	81,412,379
Percentage rent	643,519	292,722	643,519	292,722
Recoveries from tenants	25,490,647	26,387,165	25,490,647	26,387,165
Termination fees	179,032	1,101,214	179,032	1,101,214
Other income	1,147,824	710,152	1,147,824	710,152

Total revenues	108,183,321	109,903,632	108,183,321	109,903,632

Operating expenses:
Operating and maintenance	19,383,962	18,772,269	19,383,962	18,772,269
Real estate taxes	14,540,426	15,120,119	14,540,426	15,120,119
Provision for doubtful accounts	1,247,238	1,485,187	1,247,238	1,485,187
Other (income) expense	(33,754)	42,732	(33,754)	42,732

Total operating expenses	35,137,872	35,420,307	35,137,872	35,420,307

Net operating income	73,045,449	74,483,325	73,045,449	74,483,325

Other expense (income):
General and administrative	1,942,320	2,220,591	1,942,320	2,220,591
Depreciation and amortization expense	36,375,064	39,083,673	36,375,064	39,083,673
Interest expense, net	30,892,966	34,733,661	30,892,966	34,733,661
Gain on sale of real estate	(48,517)	—	(48,517)	—
Provision for impairment	—	9,032,827	—	9,032,827
Other (income) expense	(490,606)	1,168	(490,606)	1,168

Total other expense	68,671,227	85,071,920	68,671,227	85,071,920

Net income (loss)	$4,374,222	(10,588,595)	$4,374,222	(10,588,595)

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share

For the periods ended March 31, 2011 and December 31, 2010

	Three Months Ended		Year to Date
	2011	2010	2011	2010
Revenues:
Minimum rent	$25,363,927	27,849,343	$25,363,927	27,849,343
Percentage rent	232,636	230,486	232,636	230,486
Recoveries from tenants	7,931,634	8,993,661	7,931,634	8,993,661
Termination fees	37,427	299,285	37,427	299,285
Other income	360,503	278,906	360,503	278,906

Total revenues	33,926,127	37,651,681	33,926,127	37,651,681

Operating expenses:
Operating and maintenance	5,979,835	6,459,754	5,979,835	6,459,754
Real estate taxes	4,567,929	5,090,181	4,567,929	5,090,181
Provision for doubtful accounts	411,962	624,466	411,962	624,466
Other expenses	(15,860)	24,086	(15,860)	24,086

Total operating expenses	10,943,866	12,198,487	10,943,866	12,198,487

Net operating income	22,982,261	25,453,194	22,982,261	25,453,194

Other expense (income):
General and administrative	476,942	558,848	476,942	558,848
Depreciation and amortization expense	11,400,133	13,234,051	11,400,133	13,234,051
Interest expense, net	9,476,529	11,965,520	9,476,529	11,965,520
Gain on sale of real estate	(19,407)	—	(19,407)	—
Provision for impairment	—	3,613,131	—	3,613,131
Other (income) expense	(196,126)	584	(196,126)	584

Total other expense	21,138,071	29,372,134	21,138,071	29,372,134

Net loss before Regency only expense (income)	1,844,190	(3,918,940)	1,844,190	(3,918,940)

Regency only expense (income):
Accretion of excess investment	(50,659)	(43,897)	(50,659)	(43,897)
Depreciation of capitalized costs	39,932	16,705	39,932	16,705
Provision for impairment on investment in real estate partnerships	4,580,000	—	4,580,000	—

Total Regency only expense	4,569,273	(27,192)	4,569,273	(27,192)

Net loss	$(2,725,083)	(3,891,748)	$(2,725,083)	(3,891,748)

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its unconsolidated real estate partnership activities on the operations of the Company which include suchmanagement believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

March 31, 2011 and December 31, 2010

Total Debt Outstanding:	3/31/11	12/31/10
Mortgage loans payable:
Fixed rate secured loans	$2,070,157,022	2,097,889,505
Unsecured line of credit variable rate	19,801,245	19,805,209

Total	$2,089,958,267	2,117,694,714

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share	Weighted Average Fixed Interest Rate

2011	$4,679,944	448,760,010	8,781,632	462,221,586	181,581,854	5.2%
2012	8,682,631	244,418,296	11,019,613	264,120,540	99,849,021	5.3%
2013	10,014,507	24,373,193		34,387,700	12,331,486	5.0%
2014	10,414,655	77,304,699		87,719,354	25,426,299	6.7%
2015	10,324,804	298,324,199		308,649,003	73,074,877	6.6%
2016	8,088,848	317,859,845		325,948,693	98,769,821	5.9%
2017	7,222,561	190,646,498		197,869,059	42,059,421	6.0%
2018	7,334,849	87,341,127		94,675,976	21,044,245	6.0%
2019	6,751,092	65,964,224		72,715,316	16,994,095	7.4%
2020	3,953,524	214,116,797		218,070,321	79,243,219	5.6%
>10 Years	8,379,548	10,873,682		19,253,230	3,584,335	7.3%
Net unamortized debt premium		4,327,489		4,327,489	876,365

	$85,846,963	1,984,310,059	19,801,245	2,089,958,267	654,835,038	5.8%

Percentage of Total Debt:	3/31/11	12/31/10
Fixed	99.1%	99.1%
Variable	0.9%	0.9%

Current Average Interest Rates:(1)
Fixed	5.8%	5.8%
Variable	2.1%	2.1%
Effective Interest Rate	5.8%	5.8%

(1)	Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed	July 3, 2015	June 15, 2015
Variable	February 9, 2012	February 10, 2012

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	$648,240,299	656,466,320
Unsecured line of credit variable rate	6,594,739	6,588,921

Total	$654,835,038	663,055,241

Leasing Statistics - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March 31, 2011

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
1st Quarter 2011	360	958,079	$15.97	-4.9%	5.8	$1.43	-1.0%
4th Quarter 2010	450	937,379	20.06	-3.5%	5.6	2.54	-1.2%
3rd Quarter 2010	460	1,117,023	17.81	-4.5%	5.5	2.61	-2.5%
2nd Quarter 2010	426	977,696	19.76	-0.1%	5.6	3.74	0.9%

Total - 12 months	1,696	3,990,177	$18.38	-3.1%	5.6	$2.59	-1.0%

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
1st Quarter 2011	121	314,184	$15.84	-18.4%	8.7	$4.12	-3.4%
4th Quarter 2010	179	356,171	19.72	-11.1%	8.1	5.62	-4.2%
3rd Quarter 2010	181	302,569	18.86	-12.6%	6.7	9.05	-6.9%
2nd Quarter 2010	150	350,341	20.12	0.2%	8.8	9.45	4.7%

Total - 12 months	631	1,323,265	$18.71	-9.3%	8.1	$7.06	-1.4%

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
1st Quarter 2011	239	643,895	$16.03	-0.7%	4.4	$0.11	-0.7%
4th Quarter 2010	271	581,209	20.26	-0.6%	4.0	0.65	-0.6%
3rd Quarter 2010	279	814,454	17.43	-1.9%	5.0	0.22	-1.9%
2nd Quarter 2010	276	627,355	19.56	-0.2%	3.8	0.54	-0.2%

Total - 12 months	1,065	2,666,912	$18.21	-0.9%	4.3	$0.37	-0.9%

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Leasing Statistics - Wholly Owned and 100% of Co-investment Partnerships

March 31, 2011

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
1st Quarter 2011	360	1,271,108	$17.02	-5.2%	5.6	$1.39	-1.5%
4th Quarter 2010	450	1,350,242	19.40	-3.8%	5.7	2.41	-1.6%
3rd Quarter 2010	460	1,592,220	17.81	-4.5%	5.4	2.82	-2.1%
2nd Quarter 2010	426	1,498,478	18.60	-0.8%	5.3	2.85	-0.1%

Total – 12 months	1,696	5,712,048	$18.22	-3.4%	5.5	$2.41	-1.3%

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
1st Quarter 2011	121	396,035	$16.33	-18.4%	8.3	$4.26	-1.8%
4th Quarter 2010	179	514,066	19.00	-8.5%	8.5	5.34	-0.2%
3rd Quarter 2010	181	452,181	18.08	-14.6%	6.8	9.42	-9.6%
2nd Quarter 2010	150	460,211	19.69	-1.6%	8.4	8.37	1.6%

Total – 12 months	631	1,822,493	$18.37	-9.8%	8.0	$6.88	-2.1%

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.	Rent Growth (spaces vacant < 12 mo)
1st Quarter 2011	239	875,073	$17.33	-1.5%	4.3	$0.10	-1.5%
4th Quarter 2010	271	836,176	19.65	-2.0%	3.9	0.61	-2.0%
3rd Quarter 2010	279	1,140,039	17.70	-0.9%	4.8	0.20	-0.9%
2nd Quarter 2010	276	1,038,267	18.12	-0.5%	3.9	0.40	-0.5%

Total – 12 months	1,065	3,889,555	$18.15	-1.2%	4.3	$0.32	-1.2%

Notes:

Rent growth is on a same space, cash basis

All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March 31, 2011

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,973	0.5%	72.4%	$1,402,685	0.3%	$13.56
Arizona	4	409,968	1.4%	90.7%	5,424,497	1.2%	14.67
California	69	6,395,701	21.4%	93.2%	126,432,129	28.9%	21.90
Colorado	21	1,497,792	5.0%	87.9%	16,778,524	3.8%	13.36
Connecticut	1	71,945	0.2%	99.8%	1,650,825	0.4%	22.99
Delaware	4	335,315	1.1%	89.0%	4,325,864	1.0%	14.58
District of Columbia	2	12,437	0.0%	92.5%	711,169	0.2%	61.79
Florida	55	4,750,200	15.9%	91.4%	54,041,598	12.4%	12.87
Georgia	19	1,476,899	4.9%	89.1%	20,150,094	4.6%	15.82
Illinois	23	1,448,416	4.8%	92.8%	17,345,191	4.0%	13.13
Indiana	6	123,099	0.4%	82.5%	1,636,045	0.4%	17.56
Kentucky	1	23,186	0.1%	81.9%	329,965	0.1%	17.38
Maryland	16	734,877	2.5%	89.1%	13,372,335	3.1%	18.78
Massachusetts	3	408,814	1.4%	93.8%	6,770,339	1.5%	17.77
Michigan	2	118,273	0.4%	39.2%	482,044	0.1%	21.49
Minnesota	3	165,682	0.6%	97.0%	2,104,814	0.5%	13.10
Missouri	23	328,221	1.1%	96.3%	3,252,497	0.7%	10.30
Nevada	2	439,422	1.5%	87.1%	4,477,261	1.0%	12.81
New Jersey	2	62,593	0.2%	93.8%	986,994	0.2%	16.80
North Carolina	16	1,238,541	4.1%	89.9%	15,326,760	3.5%	13.96
Ohio	15	1,805,677	6.0%	91.0%	18,306,530	4.2%	11.31
Oregon	8	696,300	2.3%	94.3%	10,974,005	2.5%	16.84
Pennsylvania	11	635,208	2.1%	94.5%	11,542,347	2.6%	19.60
South Carolina	6	175,543	0.6%	96.1%	2,233,062	0.5%	13.35
Tennessee	7	493,393	1.7%	93.4%	5,989,372	1.4%	13.34
Texas	33	3,281,690	11.0%	89.7%	49,922,539	11.4%	17.30
Virginia	29	1,885,286	6.3%	93.7%	29,308,792	6.7%	17.18
Washington	11	629,702	2.1%	93.2%	11,481,994	2.6%	19.60
Wisconsin	2	107,651	0.4%	94.2%	754,381	0.2%	7.44

Total All Properties	396	29,895,803	100.0%	91.3%	$437,514,650	100.0%	$16.42

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnerships

March 31, 2011

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,206	0.5%	70.1%	$1,826,218	0.3%	$12.95
Arizona	4	496,074	1.1%	91.1%	6,466,915	1.0%	14.37
California	69	8,766,783	19.6%	93.4%	168,692,236	26.1%	21.18
Colorado	21	2,107,612	4.7%	90.1%	24,451,399	3.8%	13.39
Connecticut	1	179,863	0.4%	99.8%	4,127,063	0.6%	22.99
Delaware	4	474,267	1.1%	87.8%	6,262,871	1.0%	15.11
District of Columbia	2	39,647	0.1%	90.6%	2,033,167	0.3%	56.58
Florida	55	5,312,563	11.9%	91.5%	61,266,548	9.5%	13.00
Georgia	19	1,671,580	3.7%	89.6%	22,458,550	3.5%	15.46
Illinois	23	2,989,000	6.7%	92.8%	34,007,447	5.3%	12.51
Indiana	6	273,253	0.6%	87.3%	3,586,881	0.6%	15.65
Kentucky	1	23,186	0.1%	81.9%	329,965	0.1%	17.38
Maryland	16	1,853,256	4.1%	89.4%	30,211,816	4.7%	17.81
Massachusetts	3	557,037	1.2%	95.1%	8,309,680	1.3%	15.76
Michigan	2	118,273	0.3%	39.2%	482,044	0.1%	21.49
Minnesota	3	483,520	1.1%	97.4%	6,037,331	0.9%	12.82
Missouri	23	2,007,467	4.5%	96.3%	19,892,948	3.1%	10.30
Nevada	2	439,422	1.0%	87.1%	4,477,261	0.7%	12.81
New Jersey	2	156,482	0.3%	93.8%	2,467,484	0.4%	16.80
North Carolina	16	2,189,573	4.9%	92.2%	28,451,941	4.4%	14.35
Ohio	15	2,235,335	5.0%	91.2%	23,599,579	3.6%	11.72
Oregon	8	752,161	1.7%	94.4%	11,664,058	1.8%	16.54
Pennsylvania	11	1,287,079	2.9%	93.7%	20,575,996	3.2%	17.26
South Carolina	6	360,718	0.8%	96.3%	4,364,794	0.7%	12.62
Tennessee	7	565,386	1.3%	93.2%	6,799,608	1.1%	13.19
Texas	33	4,153,026	9.3%	89.9%	62,165,207	9.6%	16.93
Virginia	29	3,740,329	8.4%	94.5%	63,015,064	9.7%	18.25
Washington	11	1,038,514	2.3%	92.2%	16,970,777	2.6%	17.78
Wisconsin	2	269,128	0.6%	94.2%	1,885,952	0.3%	7.44

Total All Properties	396	44,743,740	100.0%	92.1%	$646,880,802	100.0%	$16.02

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By State

March 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,740	84,740	77.8%	77.8%			—	54,340	Publix	$14.85
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	64.6%	64.6%			—	44,271	Publix	$11.29

			AL			203,206	143,973	70.1%	72.4%	64.6%	64.6%	—	98,611

Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,293	113,293	90.1%	90.1%			—	55,256	Safeway	$14.86
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	93.2%	93.2%			—	55,403	Safeway	$12.98
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	91.7%	91.7%			—	—	Golf & Tennis Pro Shop, Inc.	$15.05
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	84.2%	84.2%			—	—	—	$12.46

			AZ			496,074	409,968	91.1%	90.7%	91.1%	90.7%	—	110,659

4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	96.2%	96.2%			—	68,000	Ralphs, Jimbo’s...Naturally!	$27.49
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	96,680	100.0%	100.0%			142,600	57,560	Albertsons, (Target)	$25.68
Applegate Ranch Shopping Center			CA	Merced	2006	144,444	144,444	75.0%	75.0%			319,692	178,500	(Super Target), (Home Depot)	$15.23
Auburn Village	JV-GRI	40%	CA	Sacramento-Arden-Arcade-Roseville	1990	133,944	53,578	87.3%	87.3%			—	45,540	Bel Air Market	$18.58
Bayhill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1990	121,846	48,738	99.2%	99.2%			—	32,110	Mollie Stone’s Market	$20.90
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	18,663	100.0%	100.0%			—	34,208	Safeway	$24.41
Brea Marketplace	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1987	352,022	140,809	98.0%	98.0%			—	24,867	Sprout’s Markets	$15.62
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,205	260,205	92.4%	92.4%			—	14,000	Fresh & Easy, Home Depot	$19.39
Clovis Commons			CA	Fresno	2004	174,990	174,990	98.5%	98.5%			145,653	145,653	(Super Target)	$20.28
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	97.3%	97.3%			—	65,715	Safeway, Orchard Supply & Hardware	$15.72
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	90.6%	90.6%			—	40,000	Bristol Farms	$34.06
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	96.7%	96.7%			53,000	53,000	(Safeway)	$33.97
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	92.4%	92.4%			—	35,650	Von’s Food & Drug	$22.58
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256,035	256,035	98.5%	98.5%			66,700	77,888	(Lucky’s)	$25.04
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,549	90,549	92.9%	92.9%			—	42,315	Von’s Food & Drug	$15.40
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	97.1%	97.1%			—	22,500	Safeway	$20.43
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	98.0%	98.0%			123,735	43,718	Stater Bros., (Target)	$15.97
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.74
Five Points Shopping Center	JV-GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	57,821	97.0%	97.0%			—	35,305	Albertsons	$24.35
Folsom Prairie City Crossing			CA	Sacramento-Arden-Arcade-Roseville	1999	90,237	90,237	93.6%	93.6%			—	55,255	Safeway	$19.40
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,752	98,752	95.2%	95.2%			—	44,054	Stater Bros.	$23.31
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,897	146,897	95.0%	95.0%			—	55,303	Ralphs	$28.41
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	91.7%	91.7%			—	37,500	Gelson’s Markets	$16.43
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	216,846	216,846	90.6%	90.6%			—	—	Lowe’s	$4.63
Granada Village	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,721	89,888	77.0%	77.0%			—	25,000	Sprout’s Markets	$17.95
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	13,160	100.0%	100.0%			—	51,800	Ralphs	$22.11
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,371	231,371	92.3%	92.3%			—	44,376	Ralphs	$29.20
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2006	132,678	132,678	59.0%	59.0%			235,834	93,696	(Home Depot), (WinCo)	$17.68
Indio Towne Center Phase II			CA	Riverside-San Bernardino-Ontario	2010	46,827	46,827	100.0%	100.0%			—	—	Toys “R” Us/Babies “R” Us	NA
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	74.7%	74.7%			—	13,969	Fresh & Easy	$17.94
Laguna Niguel Plaza	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	16,777	87.4%	87.4%			38,917	38,917	(Albertsons)	$25.97
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	98.2%	98.2%			53,000	53,000	(Safeway)	$17.10
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	91.1%	91.1%			—	25,987	Whole Foods	$30.49
Mariposa Shopping Center	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	50,663	96.8%	96.8%			—	42,896	Safeway	$17.98
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,212	91,212	92.0%	92.0%			—	42,630	Stater Bros.	$21.62
Navajo Shopping Center	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1964	102,139	40,856	94.6%	94.6%			—	44,180	Albertsons	$12.66
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	98.8%	98.8%			—	58,000	Albertsons	$20.23
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,286	83,286	92.7%	92.7%			—	43,842	Albertsons	$16.17
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	91.6%	91.6%			—	28,210	Henry’s Marketplace	$18.37
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	49,680	49,680	77.2%	77.2%			—	40,000	Whole Foods	$50.77
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	92.9%	92.9%			—	36,800	Von’s Food & Drug	$20.69
Pleasant Hill Shopping Center	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1970	227,681	91,072	99.1%	99.1%			—	—	Target, Toys “R” Us	$21.97
Point Loma Plaza	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1987	212,415	84,966	96.0%	96.0%			—	50,000	Von’s Food & Drug	$18.08
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	98.5%	98.5%			—	10,122	Trader Joe’s	$29.24
Raley’s Supermarket	JV-C2	20%	CA	Sacramento-Arden-Arcade-Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-GRI	40%	CA	San Diego-Carlsbad-San Marcos	1981	153,256	61,302	91.3%	91.3%			—	39,777	Von’s Food & Drug	$18.61
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	67,622	67,622	85.5%	85.5%			—	44,700	Stater Bros.	$15.93
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	98.1%	98.1%			—	37,194	Superior Super Warehouse	$18.11
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$29.57
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	93.5%	93.5%			—	48,000	Von’s Food & Drug	$23.50
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	88.5%	88.5%			62,050	62,050	(Safeway)	$34.01
Silverado Plaza	JV-GRI	40%	CA	Napa	1974	84,916	33,966	100.0%	100.0%			—	31,833	Nob Hill	$15.10
Snell & Branham Plaza	JV-GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,351	39,740	92.2%	92.2%			—	52,550	Safeway	$15.85
Stanford Ranch Village	JV-GRI	40%	CA	Sacramento-Arden-Arcade-Roseville	1991	89,875	35,950	95.1%	95.1%			—	45,540	Bel Air Market	$15.56
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	98.3%	98.3%			—	33,753	Safeway	$18.94
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,140	146,140	97.4%	97.4%			—	56,496	Safeway	$20.74

Portfolio Summary Report By State

March 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Twin Oaks Shopping Center	JV-GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	39,360	95.6%	95.6%			—	40,775	Ralphs	$13.94
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,139	198,139	99.1%	99.1%			—	44,686	Albertsons, Target	$17.57
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	98.8%	98.8%			—	35,000	Whole Foods, Kohl’s	$22.84
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	97.9%	97.9%			—	42,500	Von’s Food & Drug	$18.99
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	27,314	27,314	66.4%	66.4%			—	—	—	$24.39
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	91.1%	91.1%			165,000	—	Krikorian Theaters, (Lowe’s)	$25.04
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Frazier Farms	$17.28
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	45.5%	45.5%			—	—	—	$40.16
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,104	88,104	91.6%	91.6%			—	24,712	Safeway	$17.74
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,529	190,529	91.5%	91.5%			—	41,300	Von’s Food & Drug	$30.11
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	94.4%	94.4%			—	50,782	Albertsons	$25.07
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	95.7%	95.7%			—	77,648	El Super	$13.60
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	94.0%	94.0%			113,000	—	(Target)	$20.39
Ygnacio Plaza	JV-GRI	40%	CA	San Francisco-Oakland-Fremont	1968	109,701	43,880	100.0%	100.0%			—	17,050	Fresh & Easy	$35.20

			CA			8,766,783	6,395,701	93.4%	93.2%	94.6%	94.9%	1,769,916	2,904,489

Applewood Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1956	370,221	148,088	95.7%	95.7%			—	71,074	King Soopers, Wal-Mart	$9.52
Arapahoe Village	JV-GRI	40%	CO	Boulder	1957	159,237	63,695	93.0%	93.0%			—	43,500	Safeway	$15.90
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	99.0%	99.0%			—	65,104	King Soopers	$15.19
Boulevard Center			CO	Denver-Aurora	1986	88,579	88,579	89.2%	89.2%			52,700	52,700	(Safeway)	$22.46
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	92.2%	92.2%			—	62,400	King Soopers	$8.50
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	81.5%	81.5%			—	—	Sports Authority	$14.69
Cherrywood Square	JV-GRI	40%	CO	Denver-Aurora	1978	86,162	34,465	93.3%	93.3%			—	51,640	King Soopers	$10.86
Crossroads Commons	JV-C	20%	CO	Boulder	1986	144,720	28,944	98.7%	98.7%			—	39,247	Whole Foods	$24.43
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	72.5%	72.5%			184,305	50,000	(Wal-Mart Supercenter)	$22.31
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,030	25,008	93.8%	93.8%			—	66,000	King Soopers	$8.90
Kent Place			CO	Denver-Aurora	2011	47,418	47,418	63.3%	63.3%			—	30,018	King Soopers	NA
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	72.2%	72.2%			—	49,751	King Soopers	$11.80
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	91.6%	91.6%			—	61,040	King Soopers	$11.04
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	90.0%	90.0%			66,000	66,000	(King Soopers)	$27.06
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.82
NorthGate Village			CO	Greeley	2008	19,376	19,376	5.3%	5.3%			120,536	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-GRI	40%	CO	Denver-Aurora	1977	82,750	33,100	96.2%	96.2%			—	55,311	King Soopers	$9.15
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	79.7%	79.7%			99,844	99,844	(King Soopers)	$24.24
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	81.2%	81.2%			—	62,600	Safeway	$12.10
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	93.3%	93.3%			—	69,719	King Soopers	$11.78
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	88.7%	88.7%			—	69,716	King Soopers	$12.61

			CO			2,107,612	1,497,792	90.1%	87.9%	92.2%	90.7%	523,385	1,260,577

Corbin’s Corner	JV-GRI	40%	CT	Hartford-West Hartford-East Hartford	1962	179,863	71,945	99.8%	99.8%			—	10,150	Trader Joe’s	$22.99

			CT			179,863	71,945	99.8%	99.8%	99.8%	99.8%	—	10,150

Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	83.7%	83.7%			—	11,833	Trader Joe’s	$35.63
Spring Valley Shopping Center	JV-GRI	40%	DC	Washington-Arlington-Alexandria	1930	16,835	6,734	100.0%	100.0%			—	—	—	$80.34

			DC			39,647	12,437	90.6%	92.5%	90.6%	92.5%	—	11,833

First State Plaza	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1988	164,779	65,912	83.2%	83.2%			—	57,319	Shop Rite	$14.76
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	231,772	231,772	90.1%	90.1%			—	49,069	Acme Markets, K-Mart	$12.93
Shoppes of Graylyn	JV-GRI	40%	DE	Philadelphia-Camden-Wilmington	1971	66,808	26,723	89.1%	89.1%			—	—	—	$20.25
White Oak—Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73

			DE			474,267	335,315	87.8%	89.0%	87.8%	89.0%	—	106,388

Anastasia Plaza			FL	Jacksonville	1988	102,342	102,342	97.6%	97.6%			—	48,555	Publix	$11.32
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	87.3%	87.3%			—	35,908	Publix	$15.45
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	90.4%	90.4%			—	42,112	Publix	$11.73
Berkshire Commons			FL	Naples-Marco Island	1992	110,062	110,062	100.0%	100.0%			—	65,537	Publix	$12.39
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	96.3%	96.3%			—	39,795	Publix, Wal-Mart, Bealls	$8.78
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	83.1%	83.1%			—	56,000	Winn-Dixie	$11.46
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,763	10,763	87.0%	87.0%			98,165	—	(Kohl’s)	$36.02
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,041	45,021	77.8%	77.8%			—	54,340	Publix	$17.90
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	88.9%	88.9%			—	—	—	$14.04
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	95.5%	95.5%			—	54,420	Publix	$17.82
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	95.3%	95.3%			—	51,420	Publix	$12.77
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.33
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	162,831	162,831	82.4%	82.4%			—	42,112	Publix	$13.71
East Towne Center			FL	Orlando	2003	69,841	69,841	84.0%	84.0%			—	44,840	Publix	$12.82
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	92.4%	92.4%			—	39,393	Publix	$16.65
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$12.46
Fleming Island			FL	Jacksonville	2000	136,663	136,663	67.1%	67.1%			129,807	47,955	Publix, (Target)	$13.88
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	95.7%	95.7%			—	42,112	Publix	$14.52
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$14.28
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	94.9%	94.9%			—	39,203	Publix	$17.19
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	16.7%	16.7%			—	—	—	$12.60
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71

Portfolio Summary Report By State

March 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	97.6%	97.6%			—	47,955	Publix	$9.86
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	92.5%	92.5%			—	44,840	Publix	$13.08
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$14.11
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75,020	75,020	97.1%	97.1%			—	51,420	Publix	$11.89
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	63,871	31,936	100.0%	100.0%			—	44,271	Publix	$11.79
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	71.4%	71.4%			—	—	LA Fitness	$25.33
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,666	112,666	90.1%	90.1%			—	—	—	$15.79
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	83.4%	83.4%			—	—	—	$17.91
Millhopper Shopping Center			FL	Gainesville	1974	80,421	80,421	100.0%	100.0%			—	37,244	Publix	$14.09
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	85.4%	85.4%			—	51,420	Publix	$15.42
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.5%	95.5%			—	39,795	Publix, K-Mart	$7.68
Nocatee Town Center			FL	Jacksonville	2007	69,679	69,679	88.0%	88.0%			—	54,340	Publix	$14.36
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	92.3%	92.3%			—	47,955	Publix	$12.38
Oakleaf Commons			FL	Jacksonville	2006	73,717	73,717	81.0%	81.0%			—	45,600	Publix	$13.93
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	98.3%	98.3%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.77
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	76,767	38,384	100.0%	100.0%			—	61,166	Publix	$13.06
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	96.8%	96.8%			—	37,866	Publix	$12.72
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	92.9%	92.9%			—	44,840	Publix	$15.81
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	91.8%	91.8%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.41
Seminole Shoppes			FL	Jacksonville	2009	73,241	73,241	91.6%	91.6%			—	54,340	Publix	$17.88
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	108,192	93.5%	93.5%			—	46,368	Winn-Dixie	$13.43
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	92.5%	92.5%			97,000	44,840	Publix, (Kohl’s)	$17.23
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,639	7,320	30.1%	30.1%			—	—	—	$21.08
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	65.0%	65.0%			—	—	—	$17.56
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$24.65
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	91.9%	91.9%			—	—	Kohl’s	$4.13
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,451	9,451	44.5%	44.5%			143,055	—	(Target)	$21.00
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.44
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	88.2%	88.2%			—	—	—	$27.11
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	96.3%	96.3%			—	36,434	Publix	$12.87
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	81.6%	81.6%			—	44,271	Publix	$10.39
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	93.5%	93.5%			—	46,779	Publix	$10.20
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	96.2%	96.2%			—	44,840	Publix	$19.06
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	93.4%	93.4%			—	51,420	Publix	$12.97
Willa Springs	JV-USAA	20%	FL	Orlando	2000	89,930	17,986	97.8%	97.8%			—	44,271	Publix	$15.96

			FL			5,312,563	4,750,200	91.5%	91.4%	92.1%	91.8%	596,798	2,030,412

Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,345	53,345	61.7%	61.7%			—	—	—	$18.75
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$16.96
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	94.1%	94.1%			—	43,454	Publix	$14.64
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	93.3%	93.3%			—	—	—	$16.68
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$13.12
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	94.3%	94.3%			88,713	—	(Kohl’s), Hobby Lobby	$11.41
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	80,406	80,406	95.7%	95.7%			—	—	—	$9.83
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	82.0%	82.0%			—	45,044	Publix	$15.30
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1986	89,351	17,870	98.8%	98.8%			—	44,271	Publix	$14.91
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	92.0%	92.0%			—	18,400	Fresh Market	$17.20
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	97,990	97,990	83.6%	83.6%			—	31,000	Publix	$15.95
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	88.9%	88.9%			—	51,420	Publix	$11.57
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	93.4%	93.4%			—	—	—	$18.64
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	93.0%	93.0%			—	47,814	Publix	$11.43
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	98.0%	98.0%			—	—	—	$30.75
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,651	95,651	78.8%	78.8%			—	—	—	$23.10
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	81.0%	81.0%			—	47,955	Publix	$9.92
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	72.5%	72.5%			—	58,261	Kroger	$14.71
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	97.6%	97.6%			—	63,296	Kroger	$11.59

			GA			1,671,580	1,476,899	89.6%	89.1%	89.6%	89.1%	88,713	491,767

Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	99.1%	99.1%			—	72,397	Dominick’s	$14.33
Brentwood Commons	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1962	125,550	50,220	99.1%	99.1%			—	64,762	Dominick’s	$10.48
Carbondale Center	JV-D	16%	IL	Carbondale	1997	59,726	9,765	100.0%	100.0%			—	56,726	Schnucks	$10.21
Civic Center Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1989	264,973	105,989	98.0%	98.0%			—	87,135	Super H Mart, Home Depot	$10.85
Champaign Commons	JV-D	16%	IL	Champaign-Urbana	1990	88,105	14,405	90.7%	90.7%			—	72,326	Schnucks	$8.59
Country Club Plaza	JV-D	16%	IL	St. Louis	2001	86,867	14,203	94.4%	94.4%			—	54,554	Schnucks	$6.82
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	236,173	47,235	79.0%	79.0%			117,000	65,816	Dominick’s, (Target)	$13.69
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	84.7%	84.7%			—	64,937	Jewel / OSCO	$11.77
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	98.8%	98.8%			—	72,385	Dominick’s	$14.10
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	1967	62,616	62,616	100.0%	100.0%			—	11,944	Trader Joe’s	$20.99

Portfolio Summary Report By State

March 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Granite City	JV-D	16%	IL	St. Louis	2004	46,237	7,560	100.0%	100.0%			—	46,237	Schnucks	$8.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	95.0%	95.0%			—	69,540	Dominick’s	$12.19
McHenry Commons Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1988	100,526	40,210	36.8%	36.8%			—	—	—	$15.05
Montvale Commons	JV-D	16%	IL	Springfield	1996	73,937	12,089	98.1%	98.1%			—	62,447	Schnucks	$10.38
Riverside Sq & River’s Edge	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1986	169,435	67,774	100.0%	100.0%			—	74,495	Dominick’s	$14.76
Riverview Plaza	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1981	140,460	56,184	93.2%	93.2%			—	51,298	Mariano’s	$13.94
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	98.4%	98.4%			—	65,977	Dominick’s	$14.68
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.34
Stonebrook Plaza Shopping Center	JV-GRI	40%	IL	Chicago-Naperville-Joliet	1984	95,825	38,330	100.0%	100.0%			—	63,000	Dominick’s	$11.43
Swansea Plaza	JV-D	16%	IL	St. Louis	1988	118,892	19,439	95.9%	95.9%			—	70,017	Schnucks	$9.77
Urbana Crossing	JV-D	16%	IL	Champaign-Urbana	1997	85,196	13,930	95.3%	95.3%			—	62,105	Schnucks	$11.16
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	123,855	123,855	90.0%	90.0%			—	51,304	Dominick’s	$11.21
Willow Festival			IL	Chicago-Naperville-Joliet	2007	384,615	384,615	95.2%	95.2%			—	60,040	Whole Foods, Best Buy, Lowe’s	$14.57

			IL			2,989,000	1,448,416	92.8%	92.8%	92.8%	92.8%	117,000	1,299,442

Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,924	11,924	77.8%	77.8%			89,911	—	(Kohl’s)	$15.94
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,532	14,532	90.1%	90.1%			213,988	—	(Menards)	$22.78
Evansville West Center	JV-D	16%	IN	Evansville	1989	79,885	13,061	91.9%	91.9%			—	62,273	Schnucks	$8.49
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	60.0%	60.0%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$16.35
Willow Lake Shopping Center	JV-GRI	40%	IN	Indianapolis	1987	85,923	34,369	84.9%	84.9%			64,000	64,000	(Kroger)	$16.65
Willow Lake West Shopping Center	JV-GRI	40%	IN	Indianapolis	2001	52,961	21,184	100.0%	100.0%			—	10,028	Trader Joe’s	$22.57

			IN			273,253	123,099	87.3%	82.5%	87.3%	82.5%	633,697	186,301

Walton Towne Center			KY	Cincinnati-Middletown	2007	23,186	23,186	81.9%	81.9%			116,432	116,432	(Kroger)	$17.38

			KY			23,186	23,186	81.9%	81.9%	NA	NA	116,432	116,432

Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	90,055	90,055	91.9%	91.9%			—	11,000	Trader Joe’s	$25.27
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	98.8%	98.8%			—	59,970	Stop & Shop, BJ’s Warehouse	$10.52
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	93.7%	93.7%			—	62,500	Shaw’s, Marshall’s	$16.42

			MA			557,037	408,814	95.1%	93.8%	95.7%	94.3%	—	133,470

Bowie Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1966	102,904	41,162	89.3%	89.3%			—	—	—	$17.60
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	94.1%	94.1%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.58
Cloppers Mill Village	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1995	137,035	54,814	84.6%	84.6%			—	70,057	Shoppers Food Warehouse	$17.77
Elkridge Corners	JV-GRI	40%	MD	Baltimore-Towson	1990	73,529	29,412	100.0%	100.0%			—	39,571	Super Fresh	$15.35
Festival at Woodholme	JV-GRI	40%	MD	Baltimore-Towson	1986	81,016	32,406	82.6%	82.6%			—	10,370	Trader Joe’s	$34.86
Firstfield Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1978	22,328	8,931	93.3%	93.3%			—	—	—	$37.20
Goshen Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1987	45,654	18,262	85.0%	85.0%			—	—	—	$18.84
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	96.4%	96.4%			—	53,754	Safeway	$25.85
Mitchellville Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1991	156,125	62,450	79.2%	79.2%			—	45,100	Food Lion	$21.91
Parkville Shopping Center	JV-GRI	40%	MD	Baltimore-Towson	1961	162,435	64,974	96.7%	96.7%			—	41,223	Super Fresh	$12.40
Southside Marketplace	JV-GRI	40%	MD	Baltimore-Towson	1990	125,146	50,058	86.8%	86.8%			—	44,264	Shoppers Food Warehouse	$15.23
Takoma Park	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1960	106,469	42,588	92.7%	92.7%			—	63,643	Shoppers Food Warehouse	$10.15
Valley Centre	JV-GRI	40%	MD	Baltimore-Towson	1987	247,837	99,135	82.9%	82.9%			—	—	—	$14.92
Village at Lee Airpark			MD	Baltimore-Towson	2005	87,556	87,556	91.5%	91.5%			75,000	70,260	Giant Food, (Sunrise)	$23.15
Watkins Park Plaza	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1985	113,443	45,377	94.8%	94.8%			—	43,205	Safeway	$19.21
Woodmoor Shopping Center	JV-GRI	40%	MD	Washington-Arlington-Alexandria	1954	67,403	26,961	87.8%	87.8%			—	—	—	$25.37

			MD			1,853,256	734,877	89.4%	89.1%	89.3%	88.8%	124,000	524,447

Fenton Marketplace			MI	Flint	1999	97,224	97,224	34.7%	34.7%			—	—	—	$19.04
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	60.0%	60.0%			147,491	—	(Wal-Mart)	$23.39

			MI			118,273	118,273	39.2%	39.2%	34.7%	34.7%	147,491	—

Affton Plaza	JV-D	16%	MO	St. Louis	2000	67,760	11,079	100.0%	100.0%			—	61,218	Schnucks	$6.06
Bellerive Plaza	JV-D	16%	MO	St. Louis	2000	115,252	18,844	93.3%	93.3%			—	67,985	Schnucks	$9.55
Brentwood Plaza	JV-D	16%	MO	St. Louis	2002	60,452	9,884	96.5%	96.5%			—	51,800	Schnucks	$9.72
Bridgeton	JV-D	16%	MO	St. Louis	2005	70,762	11,570	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.92
Butler Hill Centre	JV-D	16%	MO	St. Louis	1987	90,889	14,860	96.3%	96.3%			—	63,304	Schnucks	$10.67
Capital Crossing	JV-D	16%	MO	Jefferson City	2002	85,149	13,922	94.4%	94.4%			—	63,111	Schnucks	$11.09
City Plaza	JV-D	16%	MO	St. Louis	1998	80,150	13,105	100.0%	100.0%			—	62,348	Schnucks	$9.37
Crestwood Commons	JV-D	16%	MO	St. Louis	1994	67,285	11,001	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16%	MO	St. Louis	1996	67,430	11,025	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16%	MO	St. Louis	1998	104,217	17,039	100.0%	100.0%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$11.95
Kirkwood Commons	JV-D	16%	MO	St. Louis	2000	209,703	34,286	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$9.58
Lake St. Louis	JV-D	16%	MO	St. Louis	2004	75,643	12,368	96.3%	96.3%			—	63,187	Schnucks	$12.50
O’Fallon Centre	JV-D	16%	MO	St. Louis	1984	71,300	11,658	89.0%	89.0%			—	55,050	Schnucks	$8.11
Plaza 94	JV-D	16%	MO	St. Louis	2005	66,555	10,882	95.4%	95.4%			—	52,844	Schnucks	$9.58
Richardson Crossing	JV-D	16%	MO	St. Louis	2000	82,994	13,570	97.1%	97.1%			—	61,494	Schnucks	$12.10
Shackelford Center	JV-D	16%	MO	St. Louis	2006	49,635	8,115	95.8%	95.8%			—	45,960	Schnucks	$7.27
Sierra Vista Plaza	JV-D	16%	MO	St. Louis	1993	74,666	12,208	98.4%	98.4%			—	56,201	Schnucks	$10.14
Twin Oaks	JV-D	16%	MO	St. Louis	2006	71,682	11,720	100.0%	100.0%			—	63,482	Schnucks	$12.12
University City Square	JV-D	16%	MO	St. Louis	1997	79,230	12,954	100.0%	100.0%			—	61,600	Schnucks	$9.29
Washington Crossing	JV-D	16%	MO	St. Louis	1999	117,626	19,232	97.1%	97.1%			—	56,250	Schnucks	$10.92

Portfolio Summary Report By State

March 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Wentzville Commons	JV-D	16%	MO	St. Louis	2000	74,205	12,133	100.0%	100.0%			106,086	61,860	Schnucks, (Home Depot)	$11.24
Wildwood Crossing	JV-D	16%	MO	St. Louis	1997	108,200	17,691	74.4%	74.4%			—	61,500	Schnucks	$11.77
Zumbehl Commons	JV-D	16%	MO	St. Louis	1990	116,682	19,078	94.3%	94.3%			—	74,672	Schnucks	$8.65

			MO			2,007,467	328,221	96.3%	96.3%	96.3%	96.3%	661,441	1,337,449

Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	100.0%	100.0%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.19
Colonial Square	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	37,280	100.0%	100.0%			—	43,978	Lund’s	$17.19
Rockford Road Plaza	JV-GRI	40%	MN	Minneapolis-St. Paul-Bloomington	1991	205,479	82,192	93.9%	93.9%			—	65,608	Rainbow Foods	$12.28

			MN			483,520	165,682	97.4%	97.0%	97.4%	97.0%	87,437	171,322

Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	554,738	166,421	97.6%	97.6%			—	79,830	Harris Teeter, Fresh Market	$16.10
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	90.5%	90.5%			—	14,300	Fresh Market	$16.40
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	91.6%	91.6%			—	41,500	Harris Teeter	$14.17
Colonnade Center			NC	Raleigh-Cary	2009	57,503	57,503	81.2%	81.2%			—	40,000	Whole Foods	$25.50
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	90.2%	90.2%			—	46,478	Kroger	$9.53
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	78.9%	78.9%			273,000	57,590	Kroger, (Home Depot), (Target)	$11.86
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	96.8%	96.8%			—	27,764	Harris Teeter	$13.53
Harris Crossing			NC	Raleigh-Cary	2007	65,150	65,150	84.8%	84.8%			—	53,365	Harris Teeter	$4.34
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	89.6%	89.6%			—	57,590	Kroger	$11.10
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	122,782	24,556	90.8%	90.8%			—	55,973	Kroger	$14.69
Providence Commons	JV-RC	25%	NC	Charlotte-Gastonia-Concord	1994	197,801	49,450	96.7%	96.7%			—	50,420	Lowe’s	$14.63
Middle Creek Commons			NC	Raleigh-Cary	2006	73,634	73,634	95.9%	95.9%			—	49,495	Lowes Foods	$14.70
Shoppes of Kildaire	JV-GRI	40%	NC	Raleigh-Cary	1986	148,204	59,282	97.2%	97.2%			—	18,613	Trader Joe’s	$15.24
Southpoint Crossing			NC	Durham	1998	103,128	103,128	90.2%	90.2%			—	59,160	Kroger	$15.36
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,025	20,205	92.9%	92.9%			—	24,167	Fresh Market	$15.02
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	93.2%	93.2%			—	40,832	Food Lion	$12.22

			NC			2,189,573	1,238,541	92.2%	89.9%	92.8%	90.7%	273,000	717,077

Plaza Square	JV-GRI	40%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	41,537	94.1%	94.1%			—	60,000	Shop Rite	$21.79
Haddon Commons	JV-GRI	40%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	21,056	93.4%	93.4%			—	34,240	Acme Markets	$6.90

			NJ			156,482	62,593	93.8%	93.8%	93.8%	93.8%	—	94,240

Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	108,515	108,515	80.6%	80.6%			—	53,963	Albertsons	$13.22
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	330,907	330,907	89.3%	89.3%			132,360	—	(Target), Home Depot, Toys “R” Us	$12.68

			NV			439,422	439,422	87.1%	87.1%	80.6%	80.6%	132,360	53,963

Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	87.0%	87.0%			—	70,815	Kroger	$11.12
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	98.0%	98.0%			—	66,336	Kroger	$10.14
East Pointe			OH	Columbus	1993	86,503	86,503	98.4%	98.4%			—	59,120	Kroger	$10.57
Hyde Park			OH	Cincinnati-Middletown	1995	396,861	396,861	96.9%	96.9%			—	169,267	Kroger, Biggs	$13.84
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,116	29,223	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.09
Kroger New Albany Center			OH	Columbus	1999	93,286	93,286	90.3%	90.3%			—	63,805	Kroger	$11.27
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$10.82
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	25.8%	25.8%			—	—	—	$14.52
Red Bank Village			OH	Cincinnati-Middletown	2006	164,317	164,317	97.4%	97.4%			—	—	Wal-Mart	$5.66
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$24.44
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	92.6%	92.6%			—	56,800	Kroger	$10.25
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	390,957	78,191	89.0%	89.0%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ‘R Us, Dick’s Sporting Goods	$16.88
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,164	108,164	90.0%	90.0%			366,722	—	(Kohl’s), (Lowe’s), (Target)	$13.90
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	98.4%	98.4%			—	66,523	Kroger	$9.78
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	98.5%	98.5%			—	101,428	Kroger	$8.58

			OH			2,235,335	1,805,677	91.2%	91.0%	91.2%	91.0%	659,722	741,817

Corvallis Market Center			OR	Corvallis	2006	84,548	84,548	100.0%	100.0%			—	12,017	Trader Joe’s	$18.45
Greenway Town Center	JV-GRI	40%	OR	Portland-Vancouver-Beaverton	1979	93,101	37,240	95.9%	95.9%			—	37,500	Lamb’s Thriftway	$12.89
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	89.6%	89.6%			—	41,132	Safeway	$13.91
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	93.3%	93.3%			—	55,227	Safeway	$10.62
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	97.8%	97.8%			—	49,793	Albertsons	$17.15
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	76.8%	76.8%			—	—	—	$23.93
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	97.3%	97.3%			—	56,500	Whole Foods	$24.81
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sports Authority	$17.01

			OR			752,161	696,300	94.4%	94.3%	94.4%	94.3%	—	252,169

Allen Street Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1958	46,228	18,491	93.3%	93.3%			—	22,075	Ahart Market	$13.34
City Avenue Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1960	159,095	63,638	90.6%	90.6%			—	—	—	$17.56
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,257	219,257	96.7%	96.7%			—	11,100	Trader Joe’s	$24.10
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	65,367	65,367	97.6%	97.6%			133,000	—	(Target), Sports Authority	$23.42

Portfolio Summary Report By State

March 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mercer Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1988	91,400	36,560	90.1%	90.1%			—	50,708	Genuardi’s	$20.09
Newtown Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1970	146,959	58,784	92.8%	92.8%			—	56,226	Acme Markets	$15.17
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314,449	62,890	95.4%	95.4%			139,377	130,000	Wegmans, (Target)	$14.88
Stefko Boulevard Shopping Center	JV-GRI	40%	PA	Allentown-Bethlehem-Easton	1976	133,824	53,530	89.9%	89.9%			—	73,000	Valley Farm Market	$7.04
Warwick Square Shopping Center	JV-GRI	40%	PA	Philadelphia-Camden-Wilmington	1999	89,680	35,872	92.5%	92.5%			—	50,658	Genuardi’s	$18.10

			PA			1,287,079	635,208	93.7%	94.5%	93.5%	94.1%	272,377	393,767

Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,601	59,601	95.3%	95.3%			—	45,600	Publix	$13.82
Merchants Village	JV-GRI	40%	SC	Charleston-North Charleston	1997	79,724	31,890	97.0%	97.0%			—	37,888	Publix	$13.81
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	100.0%	100.0%			—	44,840	Publix	$12.17
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	93.9%	93.9%			—	65,796	Publix	$9.57
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	94.7%	94.7%			—	46,624	Bi-Lo	$11.77

			SC			360,718	175,543	96.3%	96.1%	96.3%	96.1%	—	240,748

Collierville Crossing	JV-D	16%	TN	Memphis	2004	86,065	14,072	92.0%	92.0%			125,500	63,193	Schnucks, (Target)	$12.23
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	1998	70,091	70,091	95.4%	95.4%			—	55,377	Publix	$13.50
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	2006	63,800	63,800	89.0%	89.0%			—	45,600	Publix	$12.18
Nashboro Village			TN	Nashville-Davidson--Murfreesboro	1998	86,811	86,811	95.2%	95.2%			—	61,224	Kroger	$10.69
Northlake Village			TN	Nashville-Davidson--Murfreesboro	1988	137,807	137,807	87.6%	87.6%			—	64,537	Kroger	$11.79
Peartree Village			TN	Nashville-Davidson--Murfreesboro	1997	109,904	109,904	100.0%	100.0%			—	60,647	Harris Teeter	$17.32

			TN			565,386	493,393	93.2%	93.4%	93.2%	93.4%	125,500	350,578

Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	138,953	27,791	94.5%	94.5%			—	67,768	Kroger	$17.37
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	98,906	19,781	92.6%	92.6%			—	83,214	Kroger	$10.90
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	93.4%	93.4%			—	63,449	Kroger	$16.11
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	127,696	127,696	86.0%	86.0%			102,950	—	(Home Depot)	$10.16
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	83.3%	83.3%			67,106	67,106	(Kroger)	$16.45
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	95.1%	95.1%			—	90,217	H.E.B., Sears	$12.76
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	77.6%	77.6%			81,264	81,264	(Kroger)	$20.50
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$22.27
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	98.5%	98.5%			—	79,000	H.E.B.	$18.94
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	92.9%	92.9%			—	63,631	Tom Thumb	$14.59
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	79.4%	79.4%			—	80,925	H.E.B.	$15.73
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	76.5%	76.5%			62,804	62,804	(Albertsons)	$22.81
Main Street Center	JV-GRI	40%	TX	Dallas-Fort Worth-Arlington	2002	42,754	17,102	46.2%	46.2%			62,322	62,322	(Albertsons)	$19.27
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	97.4%	97.4%			—	64,228	Tom Thumb	$18.05
Market at Round Rock			TX	Austin-Round Rock	1987	122,646	122,646	60.2%	60.2%			—	29,523	Sprout’s Markets	$17.67
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	100.0%	100.0%			—	48,525	Tom Thumb	$15.73
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	99.8%	99.8%			—	60,465	H.E.B.	$20.47
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	166,076	166,076	100.0%	100.0%			—	65,800	Randall’s Food	$16.20
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	85.2%	85.2%			—	53,118	Tom Thumb	$25.02
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	93.5%	93.5%			—	63,636	Kroger	$13.23
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	65.3%	65.3%			62,322	62,322	(Albertsons)	$18.84
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	93.5%	93.5%			73,770	57,017	(Kroger)	$23.31
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110,040	22,008	84.9%	84.9%			—	60,932	Kroger	$13.75
Shops at Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,635	351,635	81.1%	81.1%			—	—	AMC Theater	$23.45
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,415	32,415	80.0%	80.0%			61,962	61,962	(Kroger)	$21.00
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$18.35
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	92.7%	92.7%			—	65,241	Kroger	$16.12
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	87.5%	87.5%			—	63,654	Tom Thumb	$12.88
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,858	24,858	92.5%	92.5%			102,984	102,984	(Kroger)	$22.96
Weslayan Plaza East	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	169,693	67,877	100.0%	100.0%			—	—	—	$13.61
Weslayan Plaza West	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1969	185,964	74,386	98.5%	98.5%			—	51,960	Randall’s Food	$16.80
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,546	183,546	96.6%	96.6%			126,874	—	(Target)	$15.87
Woodway Collection	JV-GRI	40%	TX	Houston-Baytown-Sugar Land	1974	111,165	44,466	85.7%	85.7%			—	56,596	Randall’s Food	$15.73

			TX			4,153,026	3,281,690	89.9%	89.7%	89.9%	89.8%	804,358	1,833,036

601 King Street	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	8,003	3,201	87.7%	87.7%			—	—	—	$44.24
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	94.7%	94.7%			—	48,999	Giant Food	$21.41
Ashburn Farm Village Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	88,897	35,559	89.3%	89.3%			—	57,030	Shoppers Food Warehouse	$13.17
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	94.8%	94.8%			—	57,860	Safeway	$17.35
Centre Ridge Marketplace	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1996	104,100	41,640	94.5%	94.5%			—	55,138	Shoppers Food Warehouse	$16.09
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	100.0%	100.0%			—	55,163	Safeway	$16.65
Culpeper Colonnade			VA	Culpeper	2006	131,707	131,707	96.1%	96.1%			127,307	68,421	Martin’s, (Target)	$14.06
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	76,311	76,311	83.6%	83.6%			—	—	—	$13.54
Festival at Manchester Lakes	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1990	165,130	66,052	98.5%	98.5%			—	65,000	Shoppers Food Warehouse	$22.31

Portfolio Summary Report By State

March 31, 2011

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Yr Const, Last Renovation or Dev Start Yr	GLA	GLA	% Leased	% Leased	% Leased - Operating Properties	% Leased - Operating Properties	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	104,694	20,939	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$14.71
Fox Mill Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	103,269	41,308	97.6%	97.6%			—	49,837	Giant Food	$20.24
Gayton Crossing	JV-GRI	40%	VA	Richmond	1983	156,917	62,767	92.9%	92.9%			54,606	38,408	Martin’s, (Kroger)	$13.65
Greenbriar Town Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1972	340,006	136,002	97.8%	97.8%			—	62,319	Giant Food	$21.32
Hanover Village Shopping Center	JV-GRI	40%	VA	Richmond	1971	88,006	35,202	82.1%	82.1%			—	—	—	$8.19
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	153,739	30,748	96.9%	96.9%			142,500	60,607	Harris Teeter, (Target)	$20.11
Kamp Washington Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1960	71,825	28,730	95.8%	95.8%			—	—	—	$32.79
Kings Park Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1966	74,702	29,881	92.9%	92.9%			—	28,161	Giant Food	$23.89
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	100.0%	100.0%			—	63,000	Shoppers Food Warehouse	$19.12
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	94.7%	94.7%			—	—	—	$26.29
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	81.3%	81.3%			—	51,922	Safeway	$12.20
Saratoga Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1977	113,013	45,205	94.7%	94.7%			—	55,713	Giant Food	$16.93
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,695	96,695	95.5%	95.5%			—	52,409	Harris Teeter	$19.96
Shops at Stonewall			VA	Washington-Arlington-Alexandria	2007	267,175	267,175	95.7%	95.7%			—	140,000	Wegmans	$12.72
Shops at Stonewall Phase II			VA	Washington-Arlington-Alexandria	2011	40,670	40,670	100.0%	100.0%			—	—	Dick’s Sporting Goods	NA
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	100.0%	100.0%			—	67,470	Shoppers Food Warehouse	$19.25
Town Center at Sterling Shopping Center	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1980	190,069	76,028	87.6%	87.6%			—	46,935	Giant Food	$17.11
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,271	59,654	98.3%	98.3%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$20.65
Village Shopping Center	JV-GRI	40%	VA	Richmond	1948	111,177	44,471	93.5%	93.5%			—	45,023	Martin’s	$19.16
Willston Centre I	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1952	105,376	42,150	88.5%	88.5%			—	—	—	$21.11
Willston Centre II	JV-GRI	40%	VA	Washington-Arlington-Alexandria	1986	135,862	54,345	94.6%	94.6%			140,984	42,491	Safeway, (Target)	$19.19

			VA			3,740,329	1,885,286	94.5%	93.7%	94.5%	93.6%	589,132	1,327,200

Aurora Marketplace	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1991	106,921	42,768	94.6%	94.6%			—	48,893	Safeway	$14.41
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	79.2%	79.2%			—	49,440	Safeway	$11.01
Eastgate Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1956	78,230	31,292	100.0%	100.0%			—	28,775	Albertsons	$23.14
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%			—	—	—	$29.72
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Wholesale Sports	$13.11
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	87.3%	87.3%			—	—	LA Fitness	$17.79
Overlake Fashion Plaza	JV-GRI	40%	WA	Seattle-Tacoma-Bellevue	1987	80,555	32,222	100.0%	100.0%			230,300	—	(Sears)	$21.36
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,899	102,899	100.0%	100.0%			—	40,982	Quality Foods	$20.14
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	91.6%	91.6%			55,000	55,000	(Safeway)	$24.12
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	90.0%	90.0%			111,900	—	(Target)	$27.07
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	92.8%	92.8%			—	50,065	Albertsons	$14.83

			WA			1,038,514	629,702	92.2%	93.2%	92.2%	93.2%	397,200	273,155

Racine Centre Shopping Center	JV-GRI	40%	WI	Racine	1988	135,827	54,331	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.23
Whitnall Square Shopping Center	JV-GRI	40%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	53,320	90.0%	90.0%			—	69,090	Pick ‘N’ Save	$7.68

			WI			269,128	107,651	94.2%	94.2%	94.2%	94.2%	—	120,069

Regency Centers Total						44,743,740	29,895,803	92.1%	91.3%	92.5%	92.0%	8,119,959	17,191,568

(1) Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.
(2) Average Base Rent/Sq. Ft. does not include ground leases.
JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-D:	Co-investment Partnership with DESCO and Charter Hall Retail REIT
JV-GRI:	Co-investment Partnership with GRI
JV-M3:	Co-investment Partnership with Charter Hall Retail REIT
JV-O:	Other, single property Co-investment Partnerships
JV-RC:	Co-investment Partnership with CalSTRS
JV-RRP:	Regency Retail Partners (closed-end fund)
JV-USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned
Ocala Corners	FL	Tallahassee	86,772
Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25,394
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	45,528
Lindbergh Crossing	GA	Atlanta-Sandy Springs-Marietta	27,059
Roswell Crossing	GA	Atlanta-Sandy Springs-Marietta	201,979
Trowbridge Crossing	GA	Atlanta-Sandy Springs-Marietta	62,558
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66,122
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99,064
Cherry Park Market	OR	Portland-Vancouver-Beaverton	113,518
Hillsboro Market Center	OR	Portland-Vancouver-Beaverton	148,051

Total square footage managed by Regency, but not owned			876,045

Significant Tenants Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

March 31, 2011

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,148,361	7.2%	$20,022,909	4.5%	44	13
Publix	2,018,569	6.8%	19,802,417	4.4%	55	18
Safeway	1,680,864	5.6%	16,496,997	3.7%	51	27
Supervalu	925,485	3.1%	10,756,238	2.4%	27	15
CVS	500,827	1.7%	7,324,513	1.6%	48	23
Whole Foods	240,240	0.8%	6,404,684	1.4%	7	2
TJX Companies	497,326	1.7%	5,784,960	1.3%	25	11
Ahold	348,705	1.2%	4,677,487	1.0%	13	10
Ross Dress For Less	278,612	0.9%	4,217,143	0.9%	17	11
Blockbuster Video	167,032	0.6%	3,693,267	0.8%	43	16
Walgreens	193,909	0.6%	3,631,375	0.8%	16	4
PETCO	193,994	0.6%	3,599,099	0.8%	22	11
Starbucks	103,351	0.3%	3,590,834	0.8%	86	33
Sports Authority	181,523	0.6%	3,460,631	0.8%	5	1
Wells Fargo Bank	64,831	0.2%	3,427,965	0.8%	38	22
Sears Holdings	440,702	1.5%	3,399,491	0.8%	11	5
Bank of America	77,429	0.3%	3,171,309	0.7%	28	12
Rite Aid	216,638	0.7%	3,005,059	0.7%	25	15
PetSmart	178,850	0.6%	2,959,265	0.7%	10	4
Subway	99,679	0.3%	2,897,540	0.6%	113	52
Target	349,683	1.2%	2,883,723	0.6%	4	2
H.E.B.	210,413	0.7%	2,771,745	0.6%	4	2
Schnucks	308,578	1.0%	2,687,565	0.6%	31	31
Harris Teeter	245,746	0.8%	2,650,532	0.6%	8	4
The UPS Store	96,420	0.3%	2,508,391	0.6%	97	41
JPMorgan Chase Bank	62,755	0.2%	2,411,043	0.5%	23	6
Hallmark	136,424	0.5%	2,303,992	0.5%	46	24
Trader Joe’s	89,994	0.3%	2,273,408	0.5%	11	5
Staples	154,720	0.5%	2,230,843	0.5%	12	6

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$103,425
Kroger Total	34,450
Schnucks Total	6,540

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,911,479	20	24
Kroger	809,468	10	54
Safeway	314,000	6	57
Lowe’s Home Improvement	202,568	3	3
Sears Holdings	92,080	1	12
Supervalu	78,371	2	29
Publix	62,771	1	56

	3,470,736

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenants Rents - Wholly Owned and 100% of Co-investment Partnerships

March 31, 2011

Tenant	Tenant GLA(1)	% of Company- Owned GLA(1)	Total Annualized Base Rent(2)	% of Total Annualized Base Rent(2)	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Safeway	2,711,970	6.1%	$28,507,718	4.3%	51	27
Publix	2,590,717	5.8%	25,530,538	3.9%	55	18
Kroger	2,671,943	6.0%	24,446,176	3.7%	44	13
Schnucks	1,887,329	4.2%	16,437,709	2.5%	31	31
Supervalu	1,454,411	3.3%	16,320,307	2.5%	27	15
CVS	726,744	1.6%	11,098,088	1.7%	48	23
Whole Foods	315,502	0.7%	8,426,100	1.3%	7	2
TJX Companies	689,172	1.5%	7,871,552	1.2%	25	11
Ahold	639,969	1.4%	7,640,103	1.2%	13	10
Ross Dress For Less	491,217	1.1%	7,170,161	1.1%	17	11
PETCO	312,062	0.7%	5,959,111	0.9%	22	11
Wells Fargo Bank	97,600	0.2%	5,570,315	0.8%	38	22
Blockbuster Video	223,631	0.5%	5,009,760	0.8%	43	16
Starbucks	139,704	0.3%	4,890,810	0.7%	86	33
Target	514,078	1.1%	4,760,504	0.7%	4	2
Sears Holdings	590,300	1.3%	4,696,425	0.7%	11	5
Rite Aid	366,091	0.8%	4,661,841	0.7%	25	15
Harris Teeter	409,347	0.9%	4,652,621	0.7%	8	4
Bank of America	102,624	0.2%	4,649,351	0.7%	28	12
Subway	149,018	0.3%	4,299,183	0.6%	113	52
Walgreens	229,963	0.5%	4,180,151	0.6%	16	4
H.E.B.	310,607	0.7%	4,146,745	0.6%	4	2
24 Hour Fitness	198,706	0.4%	3,979,061	0.6%	6	4
PetSmart	240,700	0.5%	3,924,549	0.6%	10	4
Sports Authority	209,757	0.5%	3,820,620	0.6%	5	1
Toys “R” Us	262,446	0.6%	3,785,358	0.6%	6	5
The UPS Store	138,282	0.3%	3,543,816	0.5%	97	41
Staples	249,067	0.6%	3,496,406	0.5%	12	6
Hallmark	210,415	0.5%	3,475,134	0.5%	46	24
Lowe’s Home Improvement	448,112	1.0%	3,386,132	0.5%	3	1

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent(2)
Safeway Total	$244,500
Kroger Total	44,200
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,637,263	20	24
Kroger	847,868	10	54
Lowe’s Home Improvement	446,659	3	3
Safeway	314,000	6	57
Sears Holdings	230,200	1	12
Supervalu	101,721	2	29
Publix	62,771	1	56

	4,640,482

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

March 31, 2011

All Tenants		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	269,353	1.0%	$5,795,169	1.3%	$21.52	394,100	1.0%	$8,319,944	1.3%
2011	1,758,753	6.6%	30,798,406	6.9%	17.51	2,433,871	6.0%	43,357,030	6.5%
2012	3,537,781	13.3%	65,301,956	14.5%	18.46	5,012,801	12.4%	92,927,595	14.0%
2013	2,643,571	9.9%	50,294,920	11.2%	19.03	4,200,395	10.4%	75,004,030	11.3%
2014	2,524,434	9.5%	48,435,022	10.8%	19.19	3,723,228	9.2%	70,962,856	10.7%
2015	2,181,918	8.2%	42,835,753	9.5%	19.63	3,515,673	8.7%	65,620,650	9.9%
2016	1,729,667	6.5%	29,321,190	6.5%	16.95	2,846,709	7.0%	47,350,377	7.1%
2017	1,355,665	5.1%	24,030,978	5.4%	17.73	2,139,668	5.3%	35,320,386	5.3%
2018	1,367,918	5.1%	21,457,270	4.8%	15.69	1,954,786	4.8%	30,170,883	4.6%
2019	1,199,361	4.5%	18,497,919	4.1%	15.42	1,750,539	4.3%	26,389,954	4.0%
2020	1,475,113	5.5%	22,213,814	4.9%	15.06	2,411,992	6.0%	32,300,293	4.9%

10 Year Total	20,043,535	75.2%	358,982,396	80.0%	17.91	30,383,762	75.2%	527,723,997	79.6%

Thereafter	6,601,758	24.8%	90,020,503	20.0%	13.64	10,005,635	24.8%	134,910,740	20.4%

	26,645,292	100.0%	$449,002,899	100.0%	$16.85	40,389,397	100.0%	$662,634,737	100.0%

Anchor Tenants(3)		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	—	0.0%	$—	0.0%	—	—	0.0%	$—	0.0%
2011	600,182	4.0%	3,372,390	2.1%	5.62	751,346	3.2%	4,355,947	1.7%
2012	1,230,828	8.3%	11,717,381	7.3%	9.52	1,714,464	7.3%	16,601,385	6.6%
2013	801,574	5.4%	6,703,761	4.2%	8.36	1,528,586	6.6%	12,836,532	5.1%
2014	904,927	6.1%	9,025,016	5.6%	9.97	1,313,814	5.6%	13,863,646	5.5%
2015	716,168	4.8%	7,037,301	4.4%	9.83	1,341,283	5.7%	13,043,868	5.2%
2016	878,915	5.9%	8,757,423	5.5%	9.96	1,483,712	6.4%	15,466,571	6.2%
2017	805,477	5.4%	9,815,265	6.1%	12.19	1,437,290	6.2%	17,037,386	6.8%
2018	898,380	6.1%	10,337,776	6.5%	11.51	1,333,601	5.7%	15,256,509	6.1%
2019	949,842	6.4%	12,225,230	7.6%	12.87	1,371,777	5.9%	16,864,619	6.7%
2020	1,126,377	7.6%	13,958,803	8.7%	12.39	1,915,600	8.2%	20,771,314	8.3%

10 Year Total	8,912,670	60.0%	92,950,345	58.0%	10.43	14,191,473	60.8%	146,097,777	58.3%

Thereafter	5,930,038	40.0%	67,231,821	42.0%	11.34	9,141,229	39.2%	104,374,050	41.7%

	14,842,708	100.0%	$160,182,166	100.0%	$10.79	23,332,702	100.0%	$250,471,826	100.0%

Reflects in place leases as of March 31, 2011, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations

March 31, 2011

Inline Tenants		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent(2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent(2)
(1)	269,353	2.3%	$5,795,169	2.0%	$21.52	394,100	2.3%	$8,319,944	2.0%
2011	1,158,571	9.8%	27,426,016	9.5%	23.67	1,682,525	9.9%	39,001,083	9.5%
2012	2,306,953	19.5%	53,584,575	18.6%	23.23	3,298,337	19.3%	76,326,210	18.5%
2013	1,841,996	15.6%	43,591,159	15.1%	23.67	2,671,809	15.7%	62,167,498	15.1%
2014	1,619,507	13.7%	39,410,007	13.6%	24.33	2,409,414	14.1%	57,099,210	13.9%
2015	1,465,750	12.4%	35,798,452	12.4%	24.42	2,174,390	12.7%	52,576,781	12.8%
2016	850,752	7.2%	20,563,766	7.1%	24.17	1,362,997	8.0%	31,883,806	7.7%
2017	550,188	4.7%	14,215,713	4.9%	25.84	702,378	4.1%	18,283,000	4.4%
2018	469,538	4.0%	11,119,494	3.8%	23.68	621,185	3.6%	14,914,374	3.6%
2019	249,520	2.1%	6,272,689	2.2%	25.14	378,762	2.2%	9,525,336	2.3%
2020	348,736	3.0%	8,255,011	2.9%	23.67	496,392	2.9%	11,528,979	2.8%

10 Year Total	11,130,865	94.3%	266,032,051	92.1%	23.90	16,192,289	94.9%	381,626,220	92.6%

Thereafter	671,719	5.7%	22,788,682	7.9%	33.93	864,406	5.1%	30,536,690	7.4%

	11,802,584	100.0%	$288,820,732	100.0%	$24.47	17,056,695	100.0%	$412,162,911	100.0%

Reflects in place leases as of March 31, 2011, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

March 31, 2011

($000s except per share numbers)	2009A	2010A	2011E	1Q11A	2Q11E

FFO / Share (for actuals please see related press release)			$2.30 - $2.45		$.61 - $.66
Recurring FFO / Share			$2.30 - $2.45		$.56 - $.61
Same Property - Wholly owned and Regency’s pro-rata share of co-investment partnerships:
Same property percent leased at period end	93.1%	92.8%	92.0% - 93.5%	92.0%
Same property NOI growth	-6.7%	1.2%	(1.0)% - 1.5%	-1.6%
Same property recovery rate	77.3%	77.0%	77% - 79%	75.4%

Rental rate growth	-2.7%	-1.8%	(6.0)% - (1.0)%	-4.9%
Percentage Rent - Consolidated Only	$3,584	$2,540	$2,000 - $2,800	$907
Recovery Rate - Consolidated Only - All Properties	73.7%	74.2%	73% - 75%	72.1%

Investment Activity
Regency’s Additional 15% Investment in GRI JV	$0	$239,718	$0	$0
Cap rate	0.0%	9.6%	0.0%	0.0%

Acquisitions - (REG Pro-Rata)	$8,942	$89,722	$100,000 - $200,000	$0
Cap rate (average)	9.3%	6.7%	6% - 7%	0.0%

JV Acquisitions - REG contributions (gross $)	$133,865	$0	$0	$0
Cap rate	8.8%	0.0%	0.0%	0.0%
REG % ownership	20%	0%	0%	0%

Dispositions - (REG Pro-Rata)	$189,509	$62,600	$100,000 - $200,000	$4,298
Cap rate (average)	8.4%	8.4%	8% - 9%	12.18%

Development starts	$29,814	$6,060	$25,000 - $75,000	$13,761

Development completions - net costs	$111,257	$306,188	$210,000 - $260,000	$2,685
Stabilized yield (net dev costs)	7.9%	7.9%	6.6% - 7.2%	6.0%
Completion yield (net dev costs)	7.7%	6.0%	4.6% - 5.3%	2.7%
Capitalized interest on completions	$1,585	$607	$0 - $500	$112

Transaction profits net of deal costs and taxes	$23,233	$3,597	$3,250 to $5,550	$1,522
Third party fees and commissions	$30,508	$26,806	$25,500 - $27,500	$7,858

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available				$74,362

NOI from in-process developments (current quarter)				$5,131

NOI from leases signed but not yet rent-paying in operating properties, including completed developments (current quarter)				$2,038

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Recurring FFO Guidance to Net Income

March 31, 2011

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended June 30, 2011		Full Year 2011
Net income attributable to common stockholders	$0.10	0.15	$0.24	0.39

Adjustments to reconcile net income to FFO:
Depreciation expense and amortization	0.51	0.51	2.05	2.05
Unrealized gain on REG shares held in deferred compensation trust	0.00	0.00	0.01	0.01

Funds From Operations	$0.61	0.66	$2.30	2.45

Adjustments to reconcile FFO to Recurring FFO:
All non-recurring items as defined below	(0.05)	(0.05)	(0.00)	(0.00)

Recurring Funds From Operations	$0.56	0.61	$2.30	2.45

Weighted average shares (000’s)	89,669		89,099

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income attributable to common stockholders (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Regency also provides “Recurring FFO” for the purpose of excluding those items considered non-recurring that are included within FFO. Non -recurring income would include transaction profits, net, which is comprised of development and outparcel gains, and non-recurring transaction fees such as promote income, net of dead deal costs and applicable income taxes. Non-recurring expenses would include provisions for impairment, restructuring charges, losses on early debt stock extinguishments, and other signficant charges considered non-recurring.